UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Chile Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABERDEEN CHILE FUND, INC.

December 11, 2017

DEAR SHAREHOLDER:

You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") and a special meeting of shareholders (the "Special Meeting", and together with the Annual Meeting, the "Meetings") of Aberdeen Chile Fund, Inc. (the "Fund") to be held on Friday, January 19, 2018 at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Annual Meeting will be held at 9:30 a.m. (Eastern time) and the Special Meeting will be held at 10:00 a.m.

The purpose of the Meetings is to seek shareholder approval of the proposals described in the enclosed proxy statement. At the Annual Meeting, shareholders of the Fund are being asked to approve the election of three Directors to the Board of Directors of the Fund (the "Annual Meeting Proposal"). At the Special Meeting, shareholders of the Fund are being asked to approve (i) an amendment to the Fund's Articles of Incorporation to increase the total number of shares of capital stock, (ii) the issuance of additional shares of common stock of the Fund in connection with the reorganizations of certain other closed-end funds into the Fund, (iii) the elimination of the Fund's fundamental investment policy to invest primarily in Chilean securities, (iv) an amendment to the Fund's fundamental investment restriction relating to borrowing and (v) an amendment to the Fund's Investment Advisory Agreement to provide that fees payable thereunder will be calculated at a lower annual rate based solely on net assets (each, a "Special Meeting Proposal" and collectively with the "Annual Meeting Proposal," the "Proposals").

The Proposals are being made in connection with the proposed consolidation of several closed-end funds, including the Fund. As discussed more fully in the enclosed proxy statement, the consolidation would be effected pursuant to separate Agreements and Plans of Reorganization between the Fund and each other closed-end fund (each, a "Target Fund") under which the Target Fund would reorganize into the Fund, subject in each case to the approval of the Target Fund's shareholders and certain other conditions (each, a "Reorganization" and collectively, the "Reorganizations"). Following the consolidation, the Fund will commence a tender offer for its shares. It is expected that assets distributed in the tender offer, together with accrued capital gains to be distributed in 2018, will aggregate up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Fund post-consolidation. The Fund's shareholders are not required to approve the Reorganizations.

If approved by shareholders, the election of certain nominees for Director and the Special Meeting Proposals would take effect immediately before or upon the first Reorganization closing. In addition, as discussed more fully in the enclosed proxy statement, the Board has approved changes to the Fund's name, ticker symbol, investment objective and investment strategy (the "Additional Fund Changes"). The Additional Fund Changes will also take effect upon the first Reorganization closing, but are not required to be approved by Fund shareholders. It is anticipated that, if approved by Target Fund shareholders, each Reorganization will close on the same date.

The Board has unanimously approved and recommends that you vote "FOR" each of the Proposals.

I encourage you to carefully review the enclosed materials, which explain the Proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meetings. You may vote using one of the methods below by following the instructions on your proxy cards:

•  By signing, dating and returning the enclosed proxy card in the postage-paid envelope;

•  By telephone, using the toll free number on the enclosed proxy card;

•  Through the Internet, using the website on the enclosed proxy card; or

•  In person at the Meetings.

If you do not vote using one of these methods, you may be called by AST Fund Solutions, LLC, the Fund's proxy solicitor, to vote your shares.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please call the Fund at 1-800-522-5465 or call AST Fund Solutions, LLC, the Fund's proxy solicitor, at 1-888 288-0951 (Monday to Friday, 9:00 a.m. to 10:00 p.m. Eastern time).

Sincerely,

/S/ CHRISTIAN PITTARD

CHRISTIAN PITTARD
PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE FUND

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement for Aberdeen Chile Fund, Inc. (the "Fund"), for your convenience we have provided a brief overview, in a Questions and Answers format, of the proposals to be voted on.

Questions and Answers

Q.  Why am I receiving this proxy statement?

A.  The annual meeting of shareholders (the "Annual Meeting") and a special meeting of shareholders (the "Special Meeting" and together with the Annual Meeting, the "Meetings") of the Fund each will be held on Friday, January 19, 2018 at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Annual Meeting will be held at 9:30 a.m. (Eastern time) and the Special Meeting will be held at 10:00 a.m. The enclosed proxy statement describes proposals that will be voted on at the Meetings, and which are being made in connection with the proposed consolidation of several closed-end funds into the Fund, which will have been restructured into a multi-cap emerging markets equity income fund. As a shareholder of the Fund as of the close of business on November 7, 2017 (the "Record Date"), you are entitled to notice of and to vote at the Meetings with respect to the proposals.

Q.  What am I being asked to vote "FOR" in the proxy statement?

A.  The purpose of the Meetings is to seek shareholder approval of proposals recently approved by the Fund's Board of Directors (the "Board," the members of which are referred to as "Directors") in connection with the consolidation of up to eight closed-end funds, including the Fund. Contingent on the consolidation, the Fund's investment strategy would change to a multi-cap emerging markets equity income investment strategy. The consolidation would achieve certain economies of scale and other operational efficiencies.

In the consolidation, the Fund would consolidate with one or more the following other closed-end funds: Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. ("ABE"), Aberdeen Israel Fund, Inc. ("ISL"), Aberdeen Indonesia Fund, Inc. ("IF"), Aberdeen Latin America Equity Fund, Inc. ("LAQ"), Aberdeen Singapore Fund, Inc. ("SGF"), Aberdeen Greater China Fund, Inc. ("GCH") and The Asia Tigers Fund, Inc. ("GRR" and collectively with ABE, ISL, IF, LAQ, SGF and GCH, the "Target Funds" and each, a "Target Fund"). The consolidation of each Target Fund with the Fund would be effected pursuant to an Agreement and Plan of Reorganization between the Fund and the Target Fund, and would be subject to the approval of the Target Fund's shareholders and certain other conditions (each, a "Reorganization" and collectively, the "Reorganizations"). The Reorganizations have been approved by the Fund's Board, but do not require approval by the Fund's shareholders. Shareholders of the Fund, however, are being asked to approve the proposals discussed in the enclosed proxy statement to enable the Fund to serve as the surviving fund in the consolidation and to allow the Fund to follow an emerging markets equity income investment strategy that utilizes leverage following the consolidation.

Specifically, shareholders of the Fund are being asked:

At the Annual Meeting:

1.  To elect three Directors to the Board of Directors of the Fund (the "Annual Meeting Proposal").

i

At the Special Meeting:

1.  To approve an amendment to the Fund's Articles of Incorporation to increase the total number of shares of capital stock ("Proposal 1");

2.  To approve the issuance of additional shares of common stock of the Fund in connection with the Reorganizations ("Proposal 2");

3.  To approve the elimination of the Fund's fundamental investment policy to invest primarily in Chilean equity and debt securities ("Proposal 3");

4.  To approve an amendment to the Fund's fundamental investment restriction regarding borrowing to allow the Fund to use leverage for investment purposes ("Proposal 4"); and

5.  To approve an amendment to the Fund's Investment Advisory Agreement to provide that fees payable thereunder will be calculated at a lower annual rate based solely on net assets ("Proposal 5," and collectively with Proposal 1, Proposal 2, Proposal 3 and Proposal 4, the "Special Meeting Proposals," and the Special Meeting Proposals together with the Annual Meeting Proposal, the "Proposals").

Q.  Why am I being asked to vote on the election of three Directors in the Annual Meeting Proposal?

A.  Section 16 of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that certain percentages of directors on boards of registered investment companies, such as the Fund, must have been elected by shareholders under various circumstances. In general, at least a majority of the directors must have been elected to such office by shareholders. In addition, new directors cannot be appointed by existing directors to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the directors have been elected by shareholders.

The current Board, in considering the Reorganizations, was informed that, in order to represent the interests of Target Funds and their shareholders, certain individuals who currently serve as directors of a Target Fund be considered for nomination and election to the Board of the Fund post-Reorganizations (the "Combined Fund"), effective upon the Reorganization of the applicable Target Fund into the Fund. The current Board considered the candidates and nominated three of them for election to the Board of the Combined Fund (the "Post-Reorganization Nominees"). The Post-Reorganization Nominees are set out in the Annual Meeting Proposal.

With the exception of Enrique R. Arzac, each of the Fund's current Directors will continue to serve as Directors. Under the Fund's retirement policy, Mr. Arzac's term will expire at the Annual Meeting. Currently, there are no planned changes to the officers of the Fund if the Reorganizations are completed and the Post-Reorganization Nominees are elected.

Q.  How do the Special Meeting Proposals relate to the Reorganizations?

A.  The purpose of Proposal 1 is to enable the Fund to have a sufficient number of authorized shares of capital stock to issue to each Target Fund to effect the Reorganizations. The purpose of Proposal 2 is to authorize the issuance of additional shares of common stock in connection with the Reorganizations, which shares would be listed on the NYSE American (formerly, NYSE MKT), the exchange on which the Fund's outstanding shares of common stock are listed.

The Fund and the Target Funds are closed-end funds with different, but in most cases similar, investment objectives and policies. The Board has approved and the board of directors of each Target Fund has reviewed an investment strategy for the Combined Fund that has broader appeal than the more focused investment strategies currently followed by the Fund and each of the Target Funds. Specifically, the Combined Fund would follow a multi-cap emerging markets equity income investment strategy that utilizes leverage. Since the Fund currently has a fundamental investment policy to invest primarily in Chilean equity and debt securities, shareholders are being asked in Proposal 3 to approve the elimination of such policy so that the Fund may implement the proposed investment strategy. Similarly, since the Fund's current fundamental investment restriction related to borrowing restricts the Fund's ability to borrow for leverage purposes, shareholders are being asked in Proposal 4 to approve an amendment to such restriction so that the Fund may employ leverage. The Fund will also need to implement certain other changes to its investment strategy described below, which have been approved by the Board, but do not require shareholder approval.

The purpose of Proposal 5 is to amend the Fund's Investment Advisory Agreement to provide for, under most circumstances, a reduced advisory fee, which is expected to make the Fund more attractive as a surviving fund to Target Fund shareholders voting on the Reorganizations and is also expected to make the Combined Fund more attractive to investors going forward.

The Special Meeting Proposals will take effect immediately before or upon the first Reorganization closing.

Q.  Did the Board approve any other changes to the Fund relating to the Reorganizations?

A.  As noted above, the Board has approved and the board of directors of each Target Fund have reviewed an investment strategy for the Combined Fund that has broader appeal than the more focused investment strategies currently followed by the Fund and each of the Target Funds. Specifically, the Board has approved changes to certain of the Fund's investment policies to enable it to follow a multi-cap emerging markets equity income investment strategy that utilizes leverage. These changes include those presented in Proposals 3 and 4, as noted above, as well as the amendment or elimination of the Fund's non-fundamental or operating policies that are inconsistent with the Fund's proposed investment strategy. These changes also included the adoption of a non-fundamental policy for the Fund to invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market equity securities.

The Board also approved a change in the Fund's investment objective to remove language indicating that the Fund will invest primarily in Chilean securities. Under its new investment objective, the Fund would seek total return through a combination of capital appreciation and income. Further, the Board approved changing the Fund's name to Aberdeen Emerging Markets Equity Income Fund, Inc. to reflect its revised investment strategy, and changing the Fund's ticker symbol to "AEF" to be consistent with the Fund's revised name. In connection with the revised investment strategy, the Fund's benchmark would change to the MSCI Emerging Markets Index. Lastly, the Board approved a total expense limitation agreement that provides for the Fund's investment adviser to waive fees and/or reimburse expenses (excluding leverage costs, interest, brokerage commissions and any non-routine expenses) to the extent necessary so that the Fund's total expense ratio does not exceed 1.20% for two years from the date of the first Reorganization closing.

The changes to the Fund's investment policies, other than those contemplated by Proposals 3 and 4, the changes to the Fund's name, ticker symbol, investment objective and benchmark index and the new expense limitation agreement (collectively, the "Additional Fund Changes") do not require shareholder approval, and will take effect upon the first Reorganization closing.

Q.  Will the team managing the Fund change if the Reorganizations are completed and what is the experience of the team that will manage the Combined Fund?

The Fund's investment adviser is Aberdeen Asset Managers Limited ("AAML"), which is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"). AAML and its affiliates are referred to herein as "Aberdeen". Aberdeen has a very large global emerging markets equity (GEM) investment team with over 50 investment professionals. The GEM team, which is currently responsible for the day-to-day management of the Fund, will also be responsible for the day-to-day management of the Combined Fund following the consolidation. Information regarding the members of the GEM team that will have the most significant responsibility for the day-to-day management of the Combined Fund's portfolio is set out under under Proposal 3.

The GEM team has approximately $49 billion in assets under management and has been investing in emerging market equities since the 1980s. The GEM team undertakes fundamental, first hand company research across emerging markets and makes approximately 1,800 company visits annually. The GEM team will follow a similar investment process for the Combined Fund that it currently uses for the Fund. Many of the securities the GEM team proposes to initially hold in the Combined Fund's portfolio following the Fund Consolidation are securities that are currently held in existing GEM team-managed portfolios. The GEM team has experience over many years managing listed closed-end funds with income or total return as an investment objective including First Trust/Aberdeen Emerging Opportunity Fund (listed in the United States), Aberdeen Asian Income Fund Limited (listed in the United Kingdom) and Aberdeen Latin American Income Fund Limited (listed in the United Kingdom).

Q.  What is the proposed amendment to the Fund's Investment Advisory Agreement that shareholders are being asked to approve in Proposal 5?

A.  The proposed amendment to the Fund's Investment Advisory Agreement that shareholders are being asked to approve in Proposal 5 would reduce the annual rate payable by the Fund to the Fund's investment adviser, but base the calculation of the advisory fee on net assets rather than the lower of market value or net assets. The current and proposed advisory fee rates are as follows:

Current Advisory Fee Rate	Proposed Advisory Fee Rate
• 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower);
• 1.15% on amounts from $50 - $100 million;
• 1.10% on amounts from $100 - $150 million;
• 1.05% on amounts from $150 - $200 million;
• 1.00% on amounts above $200 million.	• 0.90% of the first $250 million of the Fund's net assets; • 0.80% on the next $250 million; and • 0.75% on amounts above $500 million.

Since the advisory fee rate is lower at each asset level, it is anticipated that the Fund will pay a lower advisory fee in most circumstances under the proposed advisory fee rate. However, because the proposed advisory fee would be calculated based on net assets while the current advisory fee is calculated based on the lower of net assets or market value, there are certain limited circumstances under which the advisory fee payable under the proposed advisory fee rate could be higher. Such a circumstance would only occur in the event that the Fund is trading at such a significant discount that the percentage reduction in the annual fee rate is less than the percentage discount of the market value to net asset value. The proposed amendment to the Investment Advisory Agreement contains no other changes other than the proposed advisory fee rate change.

Q.  Why did the Fund's Board vote to approve the Proposals, the Additional Fund Changes and the Reorganizations (collectively, the "Fund Consolidation")?

A.  The Fund's shares have tended to trade in recent years at prices that are below their net asset values, or at a discount. The Fund's investment adviser and the Board have regularly analyzed options to address the discount at which Fund shares have traded. As a result of those considerations, the Board had authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. Nonetheless, the Fund's discount has persisted. Each of the Target Funds has been facing similar discounts and issues and, for most of the Target Funds, institutional investors have accumulated significant holdings. Given the size of these holdings, the Target Funds are vulnerable to shareholder proposals that could be costly to the Target Funds, distracting to management and potentially detrimental to certain investors. In light of the changes in the markets and the potential for activism, an affiliate of the Fund's investment adviser and the investment advisers of each Target Fund undertook an analysis of available alternatives, ultimately recommending a consolidation of the Fund and the Target Funds into a single Aberdeen-advised fund, which would be restructured to have an emerging markets equity income strategy, followed by a post-consolidation tender offer to provide liquidity to shareholders and increase the likelihood of shareholder support for the consolidation. The Board and the Target Funds' boards asked for further analysis supporting this recommendation and other available alternatives, such as liquidation.

After further review and consideration, the Board was tentatively in favor of pursuing the Fund Consolidation followed by a tender offer. Certain Target Fund boards were advised that it would be difficult, if not impossible, to obtain the shareholder vote necessary to implement the Fund Consolidation without the support of certain large institutional holders. These holders subsequently advised that they support a consolidation and that, given the significant change to the strategy of each Target Fund that would result from the Fund Consolidation, it would, in their view, be advisable and appropriate for the Combined Fund to conduct a tender offer in order to provide liquidity to shareholders of the Fund and the Target Funds that may not wish to remain invested in a Combined Fund with an emerging markets equity income focus. The Board considered that the tender offer would provide an opportunity for both Fund shareholders and for Target Fund shareholders to sell at least a portion of the shares of the Combined Fund at a price close to net asset value ("NAV").

The Board approved the Fund Consolidation because the Board believes that the Fund Consolidation would be in the best interests of Fund shareholders. The Board believes that the Reorganizations provide the following potential benefits to Fund shareholders:

i.  a lower operating expense ratio;

ii.  an expected dividend yield for the Combined Fund that is higher than the current dividend yield of the Fund, with the dividend yield expected to be enhanced through the use of leverage by the Combined Fund;

iii.  greater secondary market liquidity for the Combined Fund's shares of common stock, which may result in tighter bid-ask spreads;

iv.  better trade execution for shareholders when purchasing or selling shares of common stock;

v.  improved premium/discount levels;

vi.  operating and administrative efficiencies, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions and more favorable transaction terms;

v

vii.  benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

viii.  benefits from having fewer similar funds in the same fund complex achieved from reorganizing Target Funds into the Fund, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board considered the Fund Consolidation in detail, including a proposal for the Board of the Combined Fund to add as members certain individuals who currently serve as board members of one or more of the Target Funds, subject to election by shareholders, and the range of sizes of a tender offer that might be conducted after the Fund Consolidation. The Board recognized that the size of the tender offer should be limited so that the Combined Fund maintains sufficient assets in order to achieve certain benefits of a consolidation. For example, higher trading volume is generally associated with a larger fund. Nonetheless, the Board of the Fund and the board of each Target Fund were of the view that a tender offer of a meaningful size post-Fund Consolidation is reasonable and appropriate. In considering the tender offer amount, the Board was also cognizant that the Combined Fund will realize capital gains in connection with the realignment of its portfolio following the Fund Consolidation and that the required distributions of those gains would shrink the size of the Combined Fund. With these considerations in mind, the Funds and the Target Funds except GRR entered into a Standstill Agreement with City of London Investment Management Company Limited ("CoL"), a large holder of certain Target Funds, which requires the Combined Fund to commence a tender offer for shares of the Combined Fund at 99% of NAV in an amount that, together with capital gains then-accrued by the Combined Fund and to be distributed in 2018, will aggregate up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. The size and final terms of the tender offer will be determined at a later date.

In addition to a requirement to conduct a tender offer on the terms described above, the Standstill Agreement with CoL requires the Combined Fund to establish a targeted discount policy, which will seek to manage the Combined Fund's share trading discount by: (1) committing the Combined Fund to buy back shares in the open market when the Combined Fund's shares trade at a discount of 10% or more to NAV and (2) undertaking a 15% tender offer if the average discount exceeds 11% of NAV over any rolling twelve-month period commencing on the closing of a Reorganization and ending on December 31, 2019, provided that the Combined Fund shall not be required to conduct more than one tender offer during such period. Also, pursuant to the Standstill Agreement, the Combined Fund's expense ratio will be capped at 1.20% (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) through December 31, 2019, which the Fund's investment adviser has agreed to extend until two years from the date of the first Reorganization closing.

The Standstill Agreement will remain in effect until the earliest of the "Standstill Period" (which expires on December 31, 2019), such other date mutually agreed by the parties to the Agreement or termination of the Agreement. The Standstill Agreement will terminate if the Fund or any Target Fund fails to complete its Reorganization on or before the end of the second calendar quarter of 2018 or the Fund fails to complete the tender offer and distribute the proceeds of the tender offer in cash to the participating shareholders on or before the end of the third calendar quarter of 2018, unless the parties agree to extend the time period for such actions.

Under the Standstill Agreement, CoL has agreed to (1) tender all shares of the Combined Fund beneficially owned by it in the tender offer, (2) vote all shares beneficially owned by it in favor of all Combined Fund Director nominees and all proposals submitted at shareholder meetings in 2018 relating to the Fund Consolidation and (3) be bound by certain "standstill" covenants through December 21, 2019.

Q.  How will the Fund Consolidation affect the Fund's fees and expenses?

A.  The Fund's Board believes that the completion of the Fund Consolidation would result in a reduced total expense ratio for the shareholders of the Fund because certain fixed administrative costs would be spread across the Combined Fund's larger asset base. In addition, the amendment to the Fund's investment advisory agreement would reduce the Fund's advisory fees in most instances, as described above, and the proposed expense limitation agreement described above would cap the Combined Fund's total operating expenses (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) at 1.20% for two years from the date of the first Reorganization closing. As described in more detail in the enclosed proxy statement, these changes are expected to reduce the Fund's total expense ratio (after taking into account the advisory fee reduction and expense cap) to 1.46% assuming a fully subscribed tender offer and 50% reduction in assets as a result of the tender offer and capital gains distributions following the Fund Consolidation and the implementation of leverage in the amount of 10% of the Combined Fund's total assets. The amount of cost savings depends on several factors, including the number of and particular Reorganizations consummated and the extent to which the post-Fund Consolidation distributions and tender offer reduce the net assets of the Combined Fund.

Q.  Are any of the Proposals contingent upon the approval of any other Proposal(s) or on the Reorganizations?

A.  The election of each Post-Reorganization Nominee is contingent upon the Reorganization of the Target Fund for which such Post-Reorganization Nominee currently serves as a director. If such Target Fund's shareholders do not approve the Reorganization of their Target Fund, the term of the corresponding Post-Reorganization Nominee will not commence and the Board will be comprised of the Post-Reorganization Nominees that have received the requisite shareholder vote and whose Target Fund's Reorganization has been approved by shareholders, plus the remaining board members.

Each of the Special Meeting Proposals, as well as the Additional Fund Changes, is contingent upon shareholder approval of Proposals 1, 2 and 3. Thus, if Proposal 1, Proposal 2 or Proposal 3 is not approved, none of the Special Meeting Proposals or the Additional Fund Changes will go into effect and the Reorganizations will not proceed; in which case the Board will consider other options with respect to the Fund. If Proposal 4 and/or Proposal 5 is not approved, but Proposal 1, Proposal 2 and Proposal 3 are approved, the Reorganizations will proceed and Proposal 1, Proposal 2 and Proposal 3 will go into effect. If Proposal 4 is not approved, the Fund's revised investment strategy would not utilize leverage, and if Proposal 5 is not approved, the Fund's current advisory fee rate would remain in effect.

As noted above, the Special Meeting Proposals and Additional Fund Changes will take effect immediately before or upon the first Reorganization closing. If none of the Reorganizations are consummated because they either were not approved by Target Fund shareholders or the conditions for consummation are not met, none of the Special Meeting Proposals or Additional Fund Changes will take effect and the Fund will continue to operate as it does currently.

Q.  If Proposals 1, 2 and 3 are approved, when will the Fund Consolidation take place?

A.  If Proposals 1, 2 and 3 are approved, and one or more of the Reorganizations are approved by Target Fund shareholders, it is expected that the Fund Consolidation will occur in the second quarter of 2018. Although it is anticipated that the Reorganizations would all be consummated on the same date, one or more Reorganizations could be delayed and occur at a later date. Although the Fund would be permitted to utilize leverage for investment purposes upon the Fund Consolidation if Proposal 4 is approved, it is not anticipated that the Fund would implement leverage until after the proposed tender offer is completed. Management believes that with more certainty as to the size of the Fund after the Reorganization(s), it can seek more competitive proposals from potential lenders.

Q.  Will my vote make a difference?

A.  Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. Your vote can help ensure that the Proposals recommended by the Board can be implemented. We encourage all shareholders to participate in the governance of the Fund.

Q.  How do the Directors of my Fund recommend that I vote?

A.  The Directors of your Fund recommend that you vote "FOR" each Proposal.

Q.  What is the required vote?

A.  Shareholders of the Fund must approve each Proposal for it to be effective. With regard to the Annual Meeting Proposal, the affirmative vote of a majority of the votes cast of common stock outstanding and entitled to vote thereon at the Annual Meeting at which a quorum is present is necessary for the election of a Director. Each of Proposal 1 and Proposal 2 must be approved by the affirmative vote of a majority of votes entitled to be cast at the Special Meeting. Each of Proposal 3, Proposal 4 and Proposal 5 must be approved by the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the Special Meeting in person or by proxy.

Q.  Is the Fund paying for the preparation, printing and mailing of the proxy statement?

A.  The expense of preparation, printing and mailing of the enclosed proxy statement, Notice of Annual Meeting of Shareholders, Notice of Special Meeting of Shareholders and proxy cards will be borne by the Fund. It is estimated that these costs will total approximately [$47,000].

Q.  Whom do I call if I have questions?

A.  If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call the Fund at 1-800-522-5465 or call AST Fund Solutions, LLC, the Fund's proxy solicitor, at 1-888 288-0951 (Monday to Friday, 9:00 a.m. to 10:00 p.m. Eastern time).

Q.  How do I vote my shares?

A.  You can vote in one of the following four ways:

•  By Mail: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage-paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted "FOR" each Proposal described above.

•  In Person: Attend the Meetings and vote as described in the proxy statement.

•  By Telephone: You may vote by telephone by calling 1-888-288-0951.

•  By Internet: You may vote online by visiting www.proxyonline.com/docs/aberdeenchilefund2017.pdf.

To vote by telephone or Internet, you will need the "control number" that appears on your proxy card(s).

Q.  Will anyone contact me?

A.  You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the Proposals and to encourage you to vote.

Please vote. Your vote is important.

We urge you to indicate your voting instructions on the proxy cards, if received by mail, date and sign them and return them promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "FOR" each Proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meetings.

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ABERDEEN CHILE FUND, INC.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on January 19, 2018

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Aberdeen Chile Fund, Inc. (the "Fund") will be held at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, on Friday, January 19, 2018 at 9:30 a.m. (Eastern time) (the "Annual Meeting") to consider and vote on the following proposal (the "Annual Meeting Proposal"), and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

1.  To elect three Directors to the Board of Directors of the Fund.

The Annual Meeting Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting if you owned shares of the Fund at the close of business on November 7, 2017 (the "Record Date"). If you attend the Annual Meeting, you may vote your shares in person. Even if you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope.

We will admit to the Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This notice and related proxy material are first being mailed to shareholders on or about December 11, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on January 19, 2017: This Notice and the Proxy Statement are available on the Internet at http://www.aberdeen-asset.us/cef. On this website, you will be able to access the Notice, the Proxy Statement, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Directors,

/S/ MEGAN KENNEDY

MEGAN KENNEDY, VICE PRESIDENT AND SECRETARY

ABERDEEN CHILE FUND, INC.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE ANNUAL MEETING PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOU ALSO HAVE THE OPPORTUNITY TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET. TO VOTE BY TELEPHONE PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD. TO VOTE BY USING THE INTERNET, PLEASE USE THE LINK LOCATED ON YOUR PROXY CARD AND FOLLOW THE ON-SCREEN INSTRUCTIONS.

December 11, 2017
Philadelphia, Pennsylvania

ABERDEEN CHILE FUND, INC.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on January 19, 2018

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Aberdeen Chile Fund, Inc. (the "Fund") will be held at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, on Friday, January 19, 2018 at 10:00 a.m. (Eastern time) (the "Special Meeting") to consider and vote on the following proposals (each, a "Proposal" and collectively, the "Proposals"), as more fully described in the accompanying proxy statement, and to consider and act upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof:

PROPOSAL 1:  To approve an amendment to the Fund's Articles of Incorporation increase the total number of shares of capital stock.

PROPOSAL 2:  To approve the issuance of additional shares of common stock of the Fund in connection with the reorganizations of certain other closed-end funds into the Fund.

PROPOSAL 3:  To approve the elimination of the Fund's fundamental investment policy to invest primarily in Chilean securities.

PROPOSAL 4:  To approve an amendment to the Fund's fundamental investment restriction regarding borrowing to allow the Fund to use leverage for investment purposes.

PROPOSAL 5:  To approve an amendment to the Fund's investment advisory agreement to provide that fees payable thereunder will be calculated at a lower annual rate based solely on net assets.

The Proposals are discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Special Meeting if you owned shares of the Fund at the close of business on November 7, 2017 (the "Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope.

We will admit to the Special Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Special Meeting must present photo identification. If you plan to attend the Special Meeting, we ask that you call us in advance at 1-800-522-5465.

This notice and related proxy material are first being mailed to shareholders on or about December 11, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on January 19, 2018: This Notice and the Proxy Statement are available on the Internet at http://www.aberdeen-asset.us/cef. On this website, you will be able to access the Notice, the Proxy Statement, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Directors,

/S/ MEGAN KENNEDY

MEGAN KENNEDY, VICE PRESIDENT AND SECRETARY
ABERDEEN CHILE FUND, INC.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE SPECIAL MEETING PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOU ALSO HAVE THE OPPORTUNITY TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET. TO VOTE BY TELEPHONE PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD. TO VOTE BY USING THE INTERNET, PLEASE USE THE LINK LOCATED ON YOUR PROXY CARD AND FOLLOW THE ON-SCREEN INSTRUCTIONS.

December 11, 2017
Philadelphia, Pennsylvania

ABERDEEN CHILE FUND, INC.

(the "Fund")

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual and Special Meetings of Shareholders
to be held on January 19, 2018

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of the Fund (the "Board," the members of which are referred to as "Directors") of proxies for use at the annual meeting of shareholders (the "Annual Meeting") and a special meeting of shareholders (the "Special Meeting," and together with the Annual Meeting, the "Meetings") to be held at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, on January 19, 2018, and at any adjournments or postponements thereof. The Annual Meeting will be held at 9:30 a.m. Eastern time, and the Special Meeting will be held at 10:00 a.m. Eastern time. A Notice of Annual Meeting of Shareholders, a Notice of Special Meeting of Shareholders and proxy cards (each, a "Proxy Card") accompany this Proxy Statement. This Proxy Statement is first being mailed to shareholders on or about December 11, 2017.

The purpose of the Meetings is to seek shareholder approval of the following proposals:

At the Annual Meeting:

1.  To elect three Directors to the Board of the Fund (the "Annual Meeting Proposal").

At the Special Meeting:

1.  To approve an amendment to the Fund's Articles of Incorporation to increase the total number of shares of capital stock ("Proposal 1");

2.  To approve the issuance of additional shares of common stock of common stock of the Fund in connection with the reorganizations of certain other closed-end funds into the Fund ("Proposal 2");

3.  To approve the elimination of the Fund's fundamental investment policy to invest primarily in Chilean equity and debt securities ("Proposal 3");

4.  To approve an amendment to the Fund's fundamental investment restriction regarding borrowing to allow the Fund to use leverage for investment purposes ("Proposal 4"); and

5.  To approve an amendment to the Fund's investment advisory agreement to provide that fees payable thereunder will calculated at a lower annual rate based solely on net assets ("Proposal 5" and collectively with Proposal 1, Proposal 2, Proposal 3 and Proposal 4 the "Special Meeting Proposals," and the Special Meeting Proposals together with the Annual Meeting Proposal, the "Proposals").

The Proposals are being made in connection with the proposed consolidation of several closed-end funds with the Fund. Upon the consolidation, the Fund's investment strategy would change to a multi-cap emerging markets equity income investment strategy that utilizes leverage. The consolidation would combine up to eight funds, including the Fund with different, but in most cases similar, investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies. The consolidation would be effected pursuant to separate Agreements and Plans of Reorganization between the Fund and each of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. ("ABE"), Aberdeen Israel Fund, Inc. ("ISL"), Aberdeen Indonesia Fund, Inc. ("IF"), Aberdeen Latin America Equity Fund, Inc. ("LAQ"), Aberdeen Singapore Fund, Inc. ("SGF"), Aberdeen Greater China Fund, Inc. ("GCH") and The Asia Tigers Fund, Inc. ("GRR" and collectively with ABE, ISL, IF, LAQ, SGF and GCH, the "Target Funds" and each, a "Target Fund"), under which the Target Fund would reorganize into the Fund, subject in each case to the approval of the Target Fund's shareholders and certain other conditions (each a "Reorganization", and together, the "Reorganizations"). The Fund's shareholders are not required to approve the Reorganizations, but are being asked to approve each of the Special Meeting Proposals which are necessary to enable the Fund to serve as the surviving fund in the consolidation. The Fund's shareholders are also being asked to approve the Annual Meeting Proposal in connection with the consolidation.

All properly executed proxies received prior to the Meetings will be voted at the Meetings, or at any adjournments thereof, in accordance with the instructions marked on the applicable proxy card. Unless instructions to the contrary are marked on the applicable proxy card, proxies received will be voted "FOR" each Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meetings or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to Megan Kennedy, Secretary of the Fund, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, or by attending the Meetings and voting in person. Shareholders may authorize proxy voting by using the enclosed proxy cards along with the enclosed envelope with pre-paid postage or vote by telephone or the Internet as described on your proxy card(s). Shareholders do not have dissenter's rights of appraisal in connection with the matters to be voted on by the shareholders at the Meetings.

A quorum of shareholders for a Meeting is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at a Meeting, the chairman of the Meeting or the holders of a majority of those shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on any proposal properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of the Annual Meeting Proposal, withheld votes and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for the purposes of determining a quorum for the transaction of business, but will not be counted as votes cast and will have no effect on the result of the vote. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present and will have the effect of votes "against" the Special Meeting Proposals. Accordingly, shareholders are urged to forward their voting instructions promptly.

Only shareholders or their duly appointed proxy holders can attend the Meetings and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of photo identification to the Meetings, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meetings, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meetings, you should also bring a proxy card from your broker.

The Board has fixed the close of business on November 7, 2017 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof.

The Fund has one class of shares of capital stock, par value $0.001 per share. Each share of the Fund is entitled to one vote on each Proposal at the Meetings, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, [9,357,689] shares of common stock of the Fund were issued and outstanding.

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meetings to be Held on Friday, January 19, 2018. The Proxy Materials and the Fund's most recent annual and semi-annual reports are available on the Internet at http://www.aberdeen-asset.us/cef. The Fund will furnish, without charge, a copy of its most recent annual report, and any more recent reports, to Fund shareholders upon request. To request a copy, please write to the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to attend the Meetings and vote in person.

BACKGROUND ON THE FUND CONSOLIDATION

The Reorganizations seek to combine eight funds that have different, but in most cases similar, investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies. In the consolidation, the Fund would consolidate with one or more the Target Funds. The consolidation of each Target Fund with the Fund would be effected pursuant to an Agreement and Plan of Reorganization between the Fund and the Target Fund (each, a "Plan of Reorganization"), and would be subject to the approval of the respective Target Fund's shareholders and certain other conditions (each, a "Reorganization" and collectively, the "Reorganizations"). The Reorganizations have been approved by the Fund's Board, but do not require approval by the Fund's shareholders. Shareholders of the Fund, however, are being asked to approve each of the Proposals to enable the Fund to serve as the surviving fund in the consolidation and to allow the Fund to follow an emerging markets equity income investment strategy that utilizes leverage following the consolidation.

The Board has approved and the board of directors of each Target Fund has reviewed an investment strategy for the Fund post-Reorganizations (the "Combined Fund") that has broader appeal than the more focused investment strategies currently followed by the Fund and each of the Target Funds. Specifically, the Combined Fund would follow a multi-cap emerging markets equity income investment strategy that utilizes leverage. These changes included those reflected in Proposals 3 and 4, as well as the amendment or elimination of the Fund's non-fundamental or operating policies that are inconsistent with the Fund's proposed investment strategy. These changes also include the adoption of a non-fundamental policy for the Fund to invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market equity securities. The Board also approved a change in the Fund's investment objective to remove language indicating that the Fund will invest primarily in Chilean securities. Under its new investment objective, the Fund would seek total return through a combination of capital appreciation and income. Further, the Board approved changing the Fund's name to Aberdeen Emerging Markets Equity Income Fund, Inc. to reflect its revised investment strategy, and changing the Fund's ticker symbol to "AEF" to be consistent with the Fund's revised name. In connection with the revised investment strategy, the Fund's benchmark would change to the MSCI Emerging Markets Index. Further, the Board approved a new expense limitation agreement whereby Fund operating expenses (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) would be capped at 1.20% for two years from the date of the first Reorganization closing. The changes to the Fund's investment policies, other than those contemplated by Proposals 3 and 4, and the changes to the Fund's name, ticker symbol, investment objective, expense limitation and benchmark index (collectively, the "Additional Fund Changes") do not require shareholder approval, and will take effect upon the first Reorganization closing. A comparison of the Fund's current and proposed investment objective, strategies, policies, risks and fundamental investment restrictions is set out in Appendix A.

At the Annual Meeting, shareholders are being asked to elect as Directors of the Fund three individuals who currently serve as independent directors of a Target Fund (the "Post-Reorganization Nominees") so that the Board of the Fund includes members who can represent the interests of the Target Funds and their shareholders. Further, a tender offer would be conducted for shares of the Combined Fund at 99% of net asset value ("NAV"). It is expected that assets distributed in the tender offer together with capital gains accrued to-date by the Fund and to be distributed in 2018 will aggregate up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund.

Board Consideration of the Reorganizations, Proposals and Additional Fund Changes (collectively, the "Fund Consolidation")

The Fund's shares have tended to trade in recent years at prices that are below their net asset values. Over the years, the Fund's investment adviser and the Board have regularly analyzed options to address the discount at which Fund shares have traded. As a result of those considerations, the Board had authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. Nonetheless, the Fund's discount has persisted. Each of the Target Funds has been facing similar discounts and issues and, for most of the Target Funds, institutional investors have accumulated significant holdings. Given the size of these holdings, the Target Funds are vulnerable to shareholder proposals that could be costly to the Target Funds, distracting to management and potentially detrimental to certain investors. In light of the changes in the markets and the potential for shareholder activism, an affiliate of the Fund's investment adviser and the investment advisers of each Target Fund undertook an analysis of available alternatives, ultimately recommending a consolidation of the Fund and the Target Funds into a single Aberdeen-advised fund, which would be restructured to have an emerging markets equity income strategy. The recommendation included conducting a tender offer post-consolidation to provide liquidity to shareholders and increase the likelihood of shareholder support. The Board and the Target Funds' boards asked for further analysis supporting this recommendation and reviewed other available alternatives, such as liquidation.

After further review and consideration, the Board was tentatively in favor of pursuing the Fund Consolidation followed by a tender offer. Certain Target Fund boards were advised that it would be difficult, if not impossible, to obtain the shareholder vote necessary to implement the Fund Consolidation without the support of certain large institutional holders. These Target Fund shareholders subsequently advised that they support a consolidation and that, given the significant change to the strategy of each Target Fund that would result from the Fund Consolidation, it would, in their view, be advisable and appropriate for the Combined Fund to conduct a tender offer in order to provide liquidity to shareholders of the Fund and the Target Funds that may not wish to remain invested in a fund with an emerging markets equity income focus. The Board considered that the tender offer would provide an opportunity for both Fund shareholders and for Target Fund shareholders to sell at least a portion of the shares of the Combined Fund at a price close to NAV.

The Board considered the Fund Consolidation over a series of meetings (collectively, the "Board Meetings"). The Board (or one or more of its Committees) met on June 13, 2017, September 6, 11, and 12, 2017 October 12 and 30, 2017 and November 13, 2017. In preparation for the Board Meetings, the Fund's investment adviser or its affiliates provided the Board with information regarding the proposed Reorganizations, including the rationale therefor. Based on the considerations below, the Board, including the Directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) ("Independent Directors"), has determined that each potential combination of Reorganizations would be in the best interests of the Fund's shareholders and that the interests of the existing shareholders of the Fund would not be diluted as a result of each Reorganization. The Board considered a number of factors in reaching its determinations, including, but not limited to, the following:

•  potential for improved economies of scale and a lower total expense ratio with respect to the Fund;

•  the potential effects of the Reorganizations on the Fund's premium/discount to NAV;

•  the broader appeal of a global emerging markets equity income strategy than the Fund's current more narrow Chile-focused strategy;

•  the compatibility of the Fund's current investment objective, policies and related risks with those of the Combined Fund;

•  the potential for improved secondary market trading;

•  the potential for operating and administrative efficiencies;

•  the effects on the Fund's undistributed net investment income;

•  the expected costs of the Reorganizations;

•  the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Fund;

•  any potential benefits of the Reorganizations to the Fund's investment adviser and its affiliates.

The Board's determination was made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole with respect to the Fund and its shareholders, although individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors. Further, the Board considered all of the aspects of the Reorganizations, including the Proposals and the Additional Fund Changes that would be required to enable the Fund to serve as the surviving fund in each Reorganization and to allow the Fund to follow an emerging markets equity income investment strategy that utilizes leverage following the Reorganizations, and concluded that the Fund Consolidation is in the best interests of the Fund's shareholders. If any one or more of the Proposals is not approved by Fund shareholders, or if none of the Reorganizations are ultimately consummated, then none of the Special Meeting Proposals or Additional Fund Changes will take effect and the Board will consider further options with respect to the Fund.

The Board further considered the Fund Consolidation in detail, including that the Board for the Combined Fund was proposed to add as members certain individuals who currently serve as board members of one or more of the Target Funds, subject to election by shareholders, and the range of sizes of a tender offer that might be conducted by the Combined Fund after the Fund Consolidation. The Board recognized that the size of the tender offer should be limited so that the Combined Fund maintains sufficient assets in order to achieve certain benefits of a consolidation. For example, higher trading volume is generally associated with a larger fund. Nonetheless, the Board of the Fund and the board of each Target Fund were of the view that a tender offer of a meaningful size post-Fund Consolidation is reasonable and appropriate. In considering the tender offer amount, the Board was also cognizant that the Combined Fund will realize capital gains in connection with the realignment of its portfolio following the Fund Consolidation and that the required distributions of those gains would shrink the size of the Combined Fund. With these considerations in mind, the Fund and the Target Funds except for GRR entered into a Standstill Agreement with City of London Investment Management Company Limited ("CoL"), a large shareholder of certain Target Funds, which requires the Combined Fund to commence a tender offer for shares of the Combined Fund at 99% of NAV in an amount that, together with capital gains then-accrued by the Combined Fund and to be distributed in

2018, will aggregate up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. The size and final terms of the tender offer will be determined at a later date.

In addition to a requirement to conduct a tender offer on the terms described above, the Standstill Agreement requires the Combined Fund to establish a targeted discount policy, which will seek to manage the Combined Fund's share trading discount by: (1) committing the Combined Fund to buy back shares in the open market when the Combined Fund's shares trade at a discount of 10% or more to NAV and (2) undertaking a 15% tender offer if the average discount exceeds 11% of NAV over any rolling twelve-month period commencing on the closing of a Reorganization and ending on December 31, 2019, provided that the Fund shall not be required to conduct more than one tender offer during such period. Also, pursuant to the Standstill Agreement, the Combined Fund's expense ratio will be capped at 1.20% (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) through December 31, 2019, which the Fund's investment adviser has agreed to extend until two years from the date of the first Reorganization closing.

Pursuant to the Standstill Agreement, CoL has agreed to (1) tender all shares of the Combined Fund beneficially owned by it in the proposed tender offer, (2) vote all shares beneficially owned by it in favor of all Post-Reorganization Director nominees and proposals submitted at the 2018 special and/or annual meetings relating to the Fund Consolidation and (3) be bound by certain "standstill" covenants through December 31, 2019.

If the Fund or any Target Fund fails to complete the applicable Reorganization on or before the end of the second calendar quarter of 2018 or the Combined Fund fails to complete the proposed tender offer and distribute the proceeds of the tender offer in cash to the participating shareholders on or before the end of the third calendar quarter of 2018, the Standstill Agreement will terminate and be of no further force or effect unless the parties agree to extend the time period for such actions. The Standstill Agreement will remain in full force and effect until the earliest of: (i) December 31, 2019; (ii) termination of the Standstill Agreement as described above; and (iii) such other date mutually agreed in writing between the Fund and Target Funds and CoL.

Expenses

The Fund's Board believes that the completion of the Fund Consolidation would result in a reduced total expense ratio for the shareholders of the Fund because certain fixed administrative costs would be spread across the Combined Fund's larger asset base. In addition, Aberdeen Asset Managers Limited ("AAML"), the Fund's investment adviser, is proposing in Proposal 5 an amendment to the Fund's Investment Advisory Agreement that would reduce the Fund's advisory fees under most circumstances and, as noted above, AAML has contractually agreed to limit the total operating expenses of the Combined Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.20% for two years from the date of the first Reorganization closing. The Combined Fund will be authorized to reimburse AAML for management fees previously limited and/or for expenses previously paid by AAML, provided, however, that any reimbursements must be paid at a date not more than three years after the date when AAML limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML. The proposed amendment to the Fund's Investment Advisory Agreement that shareholders are being asked to approve in Proposal 5 would reduce the annual rate payable by the Fund to AAML, but base the calculation of the advisory fee on net assets rather than the lower of market value or net assets. The current and proposed advisory fee rates are as follows:

Fund	Combined Fund
Advisory fee	• 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower);
• 1.15% on amounts from $50 - $100 million;
• 1.10% on amounts from $100 - $150 million;
• 1.05% on amounts from $150 - $200 million;
• 1.00% on amounts above $200 million.	• 0.90% of the first $250 million of the Fund's average weekly net assets; • 0.80% on the next $250 million; and • 0.75% on amounts above $500 million.

The Combined Fund is expected to benefit from economies of scale and certain operating efficiencies that should result in a lower total expense ratio. The level of expense savings will vary depending on the combination of the Target Funds that reorganize in the Fund Consolidation and the level of the Combined Fund's net assets following any required capital gain distributions and the proposed tender offer. The below table provides some information on the pro forma Combined Fund's total expense ratio if all Reorganizations are consummated (both prior to the proposed tender offer (third column) and assuming a reduction in Combined Fund net assets of 50% as a result of the capital gain distributions and tender offer (fourth column)) compared to the Fund's current total expense ratio (first column), both before the impact of the expense cap that would go into effect upon the first Reorganization closing (gross) and after the impact of the cap (net). The table also shows the pro forma Combined Fund's total expense ratio if the only Reorganization consummated is the Reorganization that will yield the least amount of cost savings (assuming a reduction in Combined Fund net assets of 50% as a result of the capital gain distributions and tender offer (second column)). It is expected that other possible permutations of Reorganizations will yield a pro forma Combined Fund total expense ratio within the range of the pro forma Combined Fund total expense ratios set out in the second and third columns in the table below. In addition, as stated above, the Combined Fund intends to utilize leverage as part of its investment strategy. AAML estimates that initially such leverage will equate to approximately 10% of the Combined Fund's total assets. Accordingly, the table below shows the pro forma expense ratios of the Combined Fund excluding the interest expenses associated with such leverage and including the interest expenses associated with such leverage. The total expense ratios in the table below are based on information for the Fund and Target Funds from their most recent available financial statements:

	Current Total Expense Ratio		Highest Potential Pro Forma Combined Fund Total Expense Ratio*	Lowest Potential Pro Forma Combined Fund Total Expense Ratio Pre-Tender Offer	Lowest Potential Pro Forma Combined Fund Total Expense Ratio Post-Tender Offer**
Excluding Interest Expense Associated with Estimated Leverage
Gross	2.41%		1.67%	1.13%	1.28%
Net	2.21%		1.20%	1.13%	1.20%
Including Interest Expense Associated with Estimated Leverage***
Gross	2.41	%****	1.95%	1.38%	1.54%
Net	2.21	%****	1.48%	1.38%	1.46%

  *  Assumes that the only Reorganization consummated is the Reorganization that will yield the least amount of cost savings and assumes a reduction in Combined Fund net assets of 50% as a result of the capital gain distributions and tender offer

  **  Assumes all Reorganizations are consummated and assumes a reduction in Combined Fund net assets of 50% as a result of the capital gain distributions and tender offer.

  ***  Includes interest expense associated with estimated leverage, but does not reflect the increase in assets that would result from the use of leverage.

  ****  The Fund does not currently use leverage, so the current expense ratio does not include any interest expenses associated with leverage.

Although it is expected that the Fund's shareholders would experience a lower total expense ratio on both a gross and net basis, there can be no assurance that future expenses will not increase or that any expense savings for the Combined Fund will be realized.

Comparison of the Fund Before and After the Proposed Fund Consolidation

As noted above, if the requisite approvals by Fund and Target Fund shareholders are obtained and the Fund Consolidation is implemented, the Fund would undergo several changes, only some of which require shareholder approval at the Special Meeting. The below table highlights certain material changes to the Fund if the Fund Consolidation is implemented. As shown, the Fund will cease to focus on Chilean securities and will invest in emerging market equity securities more broadly. As a result, the Combined Fund may have little exposure to the performance of Chilean securities. In certain cases, such as the assets under management ("AUM"), the below table assumes that all of the Reorganizations are consummated and that all of the Proposals are approved.

	Current Fund	Combined Fund
Fund Name	Aberdeen Chile Fund, Inc.	Aberdeen Emerging Markets Equity Income Fund, Inc.
Ticker	CH	AEF
Exchange	NYSE American (formerly known as NYSE MKT)	NYSE American (formerly known as NYSE MKT)
Investment objective	The Fund seeks total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.	The Fund seeks total return through a combination of capital appreciation and income.
80% investment policy	Under normal market conditions, substantially all, but not less than 80%, of the Fund's net assets will be invested in Chilean securities.	Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets equity securities.

	Current Fund	Combined Fund
Leverage Restriction

The Fund may not issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings; provided that the Fund may borrow from a bank an amount not exceeding 33 1/3% of its total assets (not including the amount borrowed) for the purpose of (a) obtaining amounts necessary to make distributions for qualification as a registered investment company or to avoid imposition of an excise tax under United States tax laws and (b) to pay Fund expenses outside Chile, and not for the purpose of leveraging. Additional investments may not be made when borrowings exceed 5% of the Fund's total assets.

The Fund may not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

Benchmark	Morgan Stanley Capital International Chile Index	Morgan Stanley Capital International Emerging Markets Index
AUM/Pro Forma AUM as of August 31, 2017	$85.9 million	$1,030 million
Number of authorized shares	100 million	1 billion
Advisory fee	• 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower);
• 1.15% on amounts from $50 - $100 million;
• 1.10% on amounts from $100 - $150 million;
• 1.05% on amounts from $150 - $200 million;
	• 1.00% on amounts above $200 million.	• 0.90% of the first $250 million of the Fund's average weekly net assets; • 0.80% on the next $250 million; and • 0.75% on amounts above $500 million.

	Current Fund	Combined Fund
Advisory fee waiver/ expense limitation

The investment adviser has agreed to waive 0.21% of its annual advisory fee, which may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of the Fund's Independent Directors.

The investment adviser has agreed to cap total operating expenses at 1.20% (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) for two years from the date of the first Reorganization closing.

In addition to the changes noted in the chart above, and in view of the higher yielding characteristics of the proposed strategy changes, management intends to recommend that the Fund begin paying distributions more frequently. The adoption of a more frequent distribution policy would be subject to Board approval.

Further Information Regarding the Reorganizations

The Board has determined that each Reorganization is in the best interests of Fund shareholders and that the interests of Fund shareholders will not be diluted as a result of such Reorganization. As a result of the Reorganizations, however, Fund shareholders will hold a reduced percentage of ownership in the larger Combined Fund than they did of the Fund.

The Board requests that shareholders approve the Proposals at the Special Meeting to be held on January 19, 2018. As noted above, the Proposals are required to enable the Fund to serve as the surviving fund in the Fund Consolidation and to allow the Fund to follow an emerging markets equity income investment strategy that utilizes leverage upon the Fund Consolidation. Fund shareholders do not need to approve the Reorganizations, however, approval is required by shareholders of each Target Fund. It is expected that the Target Funds will hold shareholder meetings for the purpose of voting on the approval of the Reorganizations during the first quarter of 2018. Subject to the requisite approval of the shareholders of each Target Fund with regard to each Reorganization, it is expected that the closing date of each Reorganization will be [during the second quarter of 2018], but one or more Reorganizations may be delayed to a later date.

The anticipated costs relating to the preparation, printing and mailing of this Proxy Statement, combined with the estimated costs to the Fund of effecting the Fund Consolidation, are approximately [$375,000]. Each Target Fund would also have costs associated with its respective Reorganization, which are not included in this cost estimate since they would be paid by the Target Fund rather than the Fund. Depending on the size of the Combined Fund, the Fund's costs could be entirely offset [within the first few months following the Fund Consolidation] by the Combined Fund shareholders' pro rata portion of: (i) the Combined Fund's ongoing cost savings from the reduction in total expenses, and (ii) the one time accretive value to the Combined Fund's NAV should the Fund conduct a tender offer as anticipated.

ANNUAL MEETING OF SHAREHOLDERS

ANNUAL MEETING PROPOSAL — THE ELECTION OF POST-REORGANIZATION NOMINEES

Background

The Fund's Board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund's advisory and sub-advisory contracts and other principal contracts.

At its September 12, 2017 meeting, the current Board, in considering the Reorganizations, was informed that, in order to represent interests of the Target Funds and their investors, one or more of the Target Funds have identified candidates from its Board and have recommended them to the Fund to serve on the Fund's Board if such Target Fund's Reorganization were to be completed. The current Board considered that the addition of Board members from the Target Funds would be appropriate under the circumstances, subject to each of them being highly experienced and qualified.

The Board and its Nominating Committee subsequently received a list of candidates of the Target Funds' Boards and their biographies. At joint meetings of the Board and the Nominating Committee held on October 16, October 30 and November 3, 2017, the Directors met with counsel to the current Independent Directors and discussed the candidates, three of which were identified by the current Board as ideal candidates to serve as Directors of the Combined Fund (the "Post-Reorganization Nominees"). At a meeting held on November 6, 2017, the Board, its Nominating Committee and counsel to the current Independent Directors, spoke with each of the Post-Reorganization Nominees, and discussed, among other things, various matters bearing on their qualifications and selection. At a subsequent meeting held on November 9, 2017, upon the unanimous recommendation of the Nominating Committee, the Directors, including a majority of the Independent Directors, considered and approved the Post-Reorganization Nominees and recommended that shareholders of the Fund elect the Post-Reorganization Nominees.

Election of Post-Reorganization Nominees

Section 16 of the 1940 Act requires that certain percentages of directors on boards of registered investment companies, such as the Fund, must have been elected by shareholders under various circumstances. In general, at least a majority of the directors must have been elected to such office by shareholders. In addition, new directors cannot be appointed by existing directors to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the directors have been elected by shareholders.

James Cattano, Lawrence J. Fox, Steven N. Rappaport and Enrique R. Arzac currently serve as Directors of the Fund. The current Board has determined that, if the Reorganizations are approved by shareholders of the Target Funds and completed, it would be in the best interests of the Fund and its shareholders if the Post-Reorganization Nominees are elected to serve as Independent Directors. Accordingly, shareholders are being asked at the Annual Meeting to elect the Post-Reorganization Nominees, who are described below.

The Fund's Articles of Incorporation provide that the Board shall be divided into three classes designated as Class I, Class II and Class III. The terms of office of the Post-Reorganization Nominees in each class, if elected, will expire at the annual meeting, or at a special meeting held in lieu thereof, in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2021; Class II, 2019; and Class III, 2020. Upon the expiration of the initial term of office of each Class as set forth above, if re-elected by the shareholders at the applicable annual meeting, the Directors of each Class will hold office for a three-year term.

The Target Fund currently overseen by each Post-Reorganization Nominee as well as the Class to which each Post-Reorganization Nominee has been assigned is set forth as follows:

Post-Reorganization Nominees	Class of Director	Target Fund Currently Overseen by Nominee
Nancy Yao Maasbach	Nominee for Class I Director to serve for a term expiring in 2021	The Asia Tigers Fund, Inc. (GRR)
C. William Maher	Nominee for Class II Director to serve for a term expiring in 2019	Aberdeen Greater China Fund, Inc. (GCH)
Rahn Porter	Nominee for Class I Director to serve for a term expiring in 2021	Aberdeen Singapore Fund, Inc. (SGF)

If the Fund's shareholders approve each of Proposal 1, 2 and 3, and all Post-Reorganization Nominees described in this Annual Meeting Proposal are elected, it is anticipated that each newly elected Post-Reorganization Nominee will take office as an Independent Director of the Fund effective upon the closing of the Reorganization of the corresponding "Target Fund Currently Overseen by Nominee" set forth in the table above. The term of office of each Post-Reorganization Nominee will not commence until the closing of the Reorganization of the corresponding "Target Fund Currently Overseen by Nominee" set forth in the table above. If the shareholders of the applicable Target Fund fail to approve the Target Fund's Reorganization, the term of the corresponding Post-Reorganization Nominee will not commence and the Board will be comprised of the Post-Reorganization Nominees that have received the requisite shareholder vote and whose Target Fund's Reorganization has been approved by shareholders, plus the remaining Board members.

Under the Fund's retirement policy, the term of Mr. Arzac, the Fund's current chairperson and sole Class I Director, will expire at the Annual Meeting. Messrs. Cattano, Fox and Rappaport will continue to serve as Directors.

If the Fund's shareholders do not approve each of Proposal 1, 2 and 3, none of the Post-Reorganization Nominees in this Annual Meeting Proposal will serve as a Director to the Fund, even if elected by shareholders. In such event, this Annual Meeting Proposal would not be implemented and each member of the current Board, with the exception of Mr. Arzac, will continue to comprise the Fund's Board.

The following tables set forth certain information regarding the Post-Reorganization Nominees, Directors whose terms of office continue beyond the Annual Meeting, and the Director whose term of office expires at the Annual Meeting.

Independent Post-Reorganization Nominees:
Name, Address and Age	Expected Position(s) with the Fund	Term of Office to be Served	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Number of Portfolios in Post- Reorganization Fund Complex* Overseen by Nominee	Other Directorships Held by Director During the Past Five Years
Nancy Yao Maasbach c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Class I Director	Nominee for Class I Director to serve for a term expiring in 2021	Nancy Yao Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. She has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Member of the Council on Foreign Relations since [__].	2	Director of The India Fund, Inc. and The Asia Tigers Fund, Inc. since 2016.
C. William Maher c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Class II Director	Nominee for Class II Director to serve for a term expiring in 2019	Retired. From 2014 to 2016, Chief Executive Officer, Santa Barbara Tax Products Group; From 2010 to 2014, Chief Financial Officer of Santa Barbara Tax Producuts Group; From 2005 to 2008, Managing Director and Chief Financial Officer of LPL Financial; From 1999 to 2005, Managing Director of Nicholas Applegate Capital Management	1	Director of Aberdeen Greater China Fund, Inc. since 2003.

Name, Address and Age	Expected Position(s) with the Fund	Term of Office to be Served	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Number of Portfolios in Post- Reorganization Fund Complex* Overseen by Nominee	Other Directorships Held by Director During the Past Five Years
Rahn Porter c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1954	Class I Director	Nominee for Class I Director to serve for a term expiring in 2021	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013, and was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015.	19

Director of Aberdeen Singapore Fund, Inc. since 2007. Director of CenturyLink Investment Management Company (formerly Qwest Asset Management Company) since 2006; Director of Blackridge Financial, Inc., since 2005.

Current Independent Directors whose terms of office continue beyond the Annual Meeting:
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Number of Portfolios in Post- Reorganization Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
James Cattano** † 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Chairman of the Audit and Valuation Committees; Class III Director.	Since 1989; current term ends at the 2020 annual meeting.	Mr. Cattano has been the President of Costal Trade Corporation (international commodity trade) since October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	1

Director of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (since 1993); Aberdeen Israel Fund, Inc. (since 2005); Aberdeen Indonesia Fund, Inc. (since 2007); and Aberdeen Latin America Equity Fund, Inc. (since 1990). Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006.

Lawrence J. Fox** c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1943	Class II Director.	Since 2006; current term ends at the 2019 annual meeting.	Mr. Fox is a partner at Schoeman, Updike & Kaufman LLP since February 2017. Previously, he was a Partner at Drinker Biddle & Reath LLP (law firm) from 1972 to January 2017. He has also been a Lecturer at Yale Law School (education) since 2009.	1

Director of Aberdeen Israel Fund, Inc. (since 2006); Aberdeen Indonesia Fund, Inc. (since 2000); and Aberdeen Latin America Equity Fund, Inc. (since 2006). Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corporation of America since 2011.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Number of Portfolios in Post- Reorganization Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Steven N. Rappaport** † c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1948	Class III Director	Since 2003; current terms ends at the 2020 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	19

Director of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (since 2006); Aberdeen Israel Fund, Inc. (since 1992); Aberdeen Indonesia Fund, Inc. (since 2005); and Aberdeen Latin America Equity Fund, Inc. (since 2005). Director of iCAD, Inc. since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse High Yield Bond Fund, Inc. since 2005; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005, Director of Backstage LLC.

Current Independent Director whose term of office expires at the Annual Meeting:
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Number of Portfolios in Post- Reorganization Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Enrique R. Arzac** † c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board; Class I Director.	Since 1996; Chairman since 2005; current term ends at the 2018 annual meeting.	Mr. Arzac is currently a Professor Emeritus of Finance and Economics of Columbia University since 2015. Previously, he was a Professor of Finance and Economics at the Graduate School of Business at Columbia University (education) from 1971 to 2015. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 2010.	0

Director of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (since 1996); Aberdeen Israel Fund, Inc. (since 1996); Aberdeen Indonesia Fund, Inc. (since 2000); and Aberdeen Latin America Equity Fund, Inc. (since 1996). Director of Adams Diversified Equity Fund since 1983; Director of Adams Natural Resources Fund since 1987; Director of Mirae Asset Discovery Funds (4) since 2010; Director of Credit Suisse Funds (9) since 1990; Director of Credit Suisse High Yield Bond Fund, Inc. since 2001; Director of Credit Suisse Asset Management Income Fund, Inc. since 1990.

  *  The Post-Reorganization Fund Complex consists of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc. (to be renamed Aberdeen Emerging Markets Equity Income Fund upon the closing of one or more Reorganizations), Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds (which currently consists of 4 portfolios) and Aberdeen Funds (which currently consists of 18 portfolios), which have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the investment manager and investment adviser, and may thus be deemed to be part of the same "Fund Complex."

  **  Member of the Nominating and Corporate Governance Committee.

  †  Member of the Audit and Valuation Committee.

Additional Information About the Directors and the Post-Reorganization Nominees

The Board believes that each Director's and Post-Reorganization Nominee's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors and Post-Reorganization Nominees lead to the conclusion that the Directors and Post-Reorganization Nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Directors' and Post-Reorganization Nominees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with AAML (the investment adviser to the Fund), other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Director and Post-Reorganization Nominee can make to the Board and to the Fund.

A Director's or Post-Reorganization Nominee's ability to perform his or her duties effectively may have been attained through the individual's executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund and/or other funds/portfolios in the Aberdeen complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each continuing current Director in addition to the information set forth in the table above: Mr. Cattano — business background and executive management and financial experience as president and CEO of a commodities trading company; Mr. Fox — legal experience as a partner at a law firm and as a law professor; and Mr. Rapport — investment management experience as partner at investment firms, accounting experience and other board experience.

The current Board considered the Post-Reorganization Nominees' backgrounds and their oversight and service as members of the boards of other funds. With respect to the specific experience, qualifications, attributes or skills that led to the conclusion that each Post-Reorganization Nominee should serve as a Director of the Fund, the Board considered and evaluated each of the Post-Reorganization Nominees' relevant knowledge, experience, expertise and independence. The current Independent Directors, who currently comprise the Nominating Committee, also raised with the Post-Reorganization Nominees numerous questions or matters such as time commitment, potential conflicts and matters related to their prior experiences. In their evaluation of the Post-Reorganization Nominees, the current Board considered information including, but not limited to, the following: Ms. Maasbach — financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Maher — experience as an officer in the financial services industry, including his experience as a chief financial officer and chief executive officer; and Mr. Porter — business background and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of other funds within the Aberdeen fund complex.

The Board believes that the significance of each Director's or Post-Reorganization Nominee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director or Post-Reorganization Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, Post-Reorganization Nominee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out a Board or any Director or Post-Reorganization Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

Officers

Information relating to the current officers of the Fund is set forth below. The Board elects the Fund's officers, who are responsible for administering the Fund's day-to-day operations. Currently, there are no planned changes to the officers of the Fund if the Reorganizations are completed and the Post-Reorganization Nominees are elected. The Fund does not pay any compensation to the officers. This information is subject to change.

Name, Address and Age	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years and Other Relevant Experience
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President of the Fund	Since 2009

Currently, Group Head of Product Opportunities, for Aberdeen Asset Managers Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from 2005 to 2006) and employee (since 2005) of Aberdeen Asset Management Inc; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).

Jeffrey Cotton** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance of the Fund	Since 2011

Currently, Head of International Compliance for Aberdeen Asset Management PLC and Director, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President of the Fund	Since 2009	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. She previously serves as Head of Legal – Americas from 2010 to 2012.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer of the Fund	Since 2009	Currently, Vice President and Head of Fund Administration – US for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.

Name, Address and Age	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years and Other Relevant Experience
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary of the Fund	Since 2009	Currently, Head of Product Management for Aberdeen Asset Management Inc. (since 2009). Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President of the Fund	Since 2009

Currently, Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen's registered and unregistered investment companies in the US and Canada. Mr. Goodson is a Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President of the Fund	Since 2014

Currently, Chief Executive of Americas. He previously held the positions of Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. until 2016. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen's business in the Americas in Fort Lauderdale. Bev left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Bev re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1968	Vice President of the Fund	Since 2009	Currently, Head of Emerging Markets (ex. Asia) on the GEM team for AAML in London, England since 1997. Ms. Irvine joined Aberdeen Asset Management in 1996 in a group development role.

Name, Address and Age	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years and Other Relevant Experience
Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1972	Vice President of the Fund	Since 2009

Currently, Head of Equities Aberdeen Asset Management PLC since 2016. Previously, he was the Head of Global Emerging Markets for Aberdeen Asset Management from 2005 to 2016. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Fund	Since 2009	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in 2007.
Nick Robinson** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1978	Vice President of the Fund	Since 2011

Currently, Senior Investment Manager for Aberdeen Asset Managers Limited since 2016. Previously, he was a Director and Head of Brazilian Equities, of Aberdeen Asset Management's operations in São Paulo, Brazil from 2009 to 2016.

Hugh Young*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President of the Fund	Since 2009

Currently a member of the Executive Management Committee and Managing Director of Aberdeen Asset Management Asia Limited since 1991. Mr. Young is a Director of Aberdeen Asset Management PLC since 2011.

Name, Address and Age	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years and Other Relevant Experience
Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017

Currently Deputy Head of Compliance – Americas, Vice President and US Counsel. In this capacity, Mr. Andolina takes a lead role in the management and implementation of the US Compliance Program and supports the group globally on SEC-related matters. Prior to joining the Compliance Department, Mr. Andolina was a member of Aberdeen's Legal Department, where he served as US Counsel and worked primarily on matters relating to Aberdeen's registered funds. Before joining Aberdeen in 2012, Mr. Andolina was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm's Investment Management Group.

Heather Hasson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary of the Fund	Since 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. since 2009. Ms. Hasson joined Aberdeen Asset Management Inc. as a Fund Administrator in 2006.
Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer of the Fund	Since 2011	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. since 2013. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

  *  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually by the Board.

  **  Messrs. Andolina, Cotton, Goodson, Hendry, and Pittard and Mses. Ferrari, Hasson, Kennedy, Melia, Nichols and Sitar hold officer position(s) in one or more Funds in the Post-Reorganization Fund Complex. The Post-Reorganization Fund Complex consists of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds (which currently consists of 4 portfolios) and Aberdeen Funds (which currently consists of 18 portfolios), which have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the investment manager and investment adviser, and may thus be deemed to be part of the same "Fund Complex."

  ***  Mr. Young serves as an Interested Director of the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which have a common investment manager and/or investment adviser with the Funds, or an investment adviser that is affiliated with the investment adviser of the Funds and may thus be deemed to be part of the same "Fund Complex" as the Funds.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director and Post-Reorganization Nominee.

Name of Director	Dollar Range of Equity Securities in the Fund Owned(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Aberdeen Family of Investment Companies(3)
Independent Post-Reorganization Nominees:
Nancy Yao Maasbach	None.	$10,001 - $50,000
C. William Maher	None.	$10,001 - $50,000
Rahn Porter	None.	$10,001 - $50,000
Independent Directors:
Enrique R. Arzac	Over $100,000	Over $100,000
James J. Cattano	Over $100,000	Over $100,000
Lawrence J. Fox	Over $100,000	Over $100,000
Steven N. Rappaport	Over $100,000	Over $100,000

  (1)  This information has been furnished by each Director as of October 31, 2017. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  (2)  The Fund's Directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

  (3)  "Aberdeen Family of Investment Companies" means those registered investment companies that share Aberdeen or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of October 31, 2017, the Fund's Directors and officers, in the aggregate, owned less than 1% of that Fund's outstanding equity securities. As of October 31, 2017, none of the Independent Directors or Post-Reorganization Nominees or their immediate family members owned any shares of AAML or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with AAML.

Mr. Pittard and Ms. Melia serve as executive officers of the Fund. As of October 31, 2017, Mr. Pittard and Ms. Melia did not own shares of the Fund's common stock.

Current and Post-Reorganization Board Leadership and Oversight Structure

The Board of Directors of the Fund is currently composed of four Independent Directors. If elected, and if the Reorganizations are completed, the Fund's Board after the Reorganizations (the "Post-Reorganization Board") would be composed of six Directors, which would include the Post-Reorganization Nominees, each of whom would be considered Independent Directors. Under the Fund's retirement policy, the term of Mr. Arzac, the Fund's current chairperson and sole Class I Director, will expire at the Annual Meeting. Messrs. Cattano, Fox and Rappaport will continue to serve on the Post-Reorganization Board. The Fund's bylaws provide that the Board of Directors to be elected by holders of the Fund's common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. If less than all Post-Reorganization Nominees take office, the classification of the Directors among the three classes may be modified so that the number of members of each class is relatively equal.

Mr. Rappaport, an Independent Director, is expected to serve in the role of Chairperson. The Chairperson's primary role would be to participate in the preparation of the agenda for meetings of the Post-Reorganization Board and the identification of information to be presented to the Post-Reorganization Board with respect to matters to be acted upon by the Post-Reorganization Board. The Chairperson would also preside at all meetings of the Post-Reorganization Board and between meetings generally acts as a liaison with the Fund's service providers, officers, legal counsel, and the other Directors. The Chairperson would also be expected to perform such other functions as may be requested by the Post-Reorganization Board from time to time. Except for any duties specified herein, the designation of the Chairperson does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. During the Fund's fiscal year ending December 31, 2017, the current Board will have held four quarterly meetings. In addition to four regularly scheduled meetings per year, the Post-Reorganization Board may also hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The current Board has established a committee structure that includes an Audit and Valuation Committee, a Nominating Committee and a Cost Review Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

The Nominating Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is currently comprised entirely of Independent Directors. Each Committee member is also "independent" within the meaning of the NYSE American listing standards. If the Post-Reorganization Nominees take office as Directors, it is anticipated that the Committees will continue to be comprised solely of Independent Directors, each of whom is also "independent" within the meaning of the NYSE American listing standards. The current Board reviews its structure regularly and the Post-Reorganization Board is expected to continue this practice. The current Board and the Post-Reorganization Nominees also believe that this leadership structure, including having a super-majority of Independent Directors, coupled with having an Independent Director as Chairperson, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Post-Reorganization Board Committees

The Board is composed of the following standing committees:

Audit and Valuation Committee

The Fund's Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Fund's Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund's independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.

The current members of the Fund's Audit and Valuation Committee are Messrs. Enrique R. Arzac, James J. Cattano and Steven N. Rappaport. Each of Messrs. Arzac and Rappaport, each an Independent Director, have been determined by the Board to be an "audit committee financial expert" as that term is defined under Item 407 of the SEC's Regulation S-K. If the Reorganizations are consummated, the Post-Reorganization Board may propose changes to the composition of the Fund's Audit and Valuation Committee; however, it is expected that the Audit and Valuation Committee will continue to be composed entirely of Independent Directors.

The Board has adopted an Audit and Valuation Committee Charter for its Audit and Valuation Committee, the current copy of which was attached as Appendix A to the Proxy Statement of the Fund for the 2016 Annual Meeting of Shareholders.

The Audit and Valuation Committee oversees the activities of the Fund's Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund's Valuation and Liquidity Procedures, such as overseeing the implementation of the Valuation and Liquidity Procedures. The Board has delegated to its Audit and Valuation Committee the responsibility of determining the fair value of the Fund's securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Nominating Committee; Consideration of Potential Director Nominees

The Fund's Nominating Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund's investment adviser and other principal service providers. The Nominating Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of its December meeting. The Nominating Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The Nominating Committee also reviews and may make recommendations to the Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board has adopted a Nominating Committee Charter, the current copy of which was attached as Appendix B to the Proxy Statement of the Fund for the 2016 Annual Meeting of Shareholders. The current members of the Nominating Committee are Messrs. Arzac, Cattano, Fox and Rappaport. If the Reorganizations are consummated, the Post-Reorganization Board may propose changes to the composition of the Fund's Nominating Committee; however, it is expected that the Nominating Committee will continue to be composed entirely of Independent Directors.

The Nominating Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Fund's investment adviser or its affiliates, as appropriate. The Nominating Committee will consider potential director candidates, if any, recommended by Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not "interested persons" of the Fund, as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the listing standards of any exchange on which the Fund's shares are listed.

While the Nominating Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and the Board's diversity, the Committee generally considers the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee members may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Cost Review Committee

The Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The current members of the Fund's Cost Review Committee are Messrs. Cattano and Rappaport. If the Reorganizations are consummated, the Post-Reorganization Board may propose changes to the composition of the Cost Review Committee.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Fund's investment adviser, who carries out the Fund's investment management and business affairs and other service providers in connection with the services they provide to the Fund. Each of AAML and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the investment adviser and the Fund's other service providers (including the Fund's transfer agent), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires the investment adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Last Fiscal Year

During the fiscal year ended December 31, 2016, the Board held four regular and two special meetings. During the period from January 1, 2017 through the date of this proxy statement, the Board has held three regular and twelve special meetings. The Board expects to hold another regular meeting during the fiscal year ending December 31, 2017, to be held in December 2017.

The Audit and Valuation Committee held five meetings during the fiscal year ended December 31, 2016, one of which was held jointly with the Board. During the period from January 1, 2017 through the date of this proxy statement, the Audit and Valuation Committee held four meetings, one of which was held jointly with the Board. The Audit and Valuation Committee expects to hold another meeting during the fiscal year ending December 31, 2017, to be held in December 2017.

The Nominating Committee held two meetings during the fiscal year ended December 31, 2016. During the period from January 1, 2017 through the date of this proxy statement, the Nominating Committee held five meetings, three of which were held jointly with the Board. The Nominating Committee expects to hold another meeting during the fiscal year ending December 31, 2017, to be held in December 2017.

During the fiscal year ended December 31, 2016, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and of the Committees of the Board on which he served. It is anticipated that during the fiscal year ending December 31, 2017, each incumbent Director will have attended at least 75% of the aggregate number of meetings of the Board and of the Committees of the Board on which he served.

Communications with the Board of Directors

Shareholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Asset Management Inc., the Fund's investor relations service provider, at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or via e-mail to the Director(s) c/o Aberdeen Asset Management Inc. at InvestorRelations@aberdeenstandard.com.

Director Attendance at Annual Meetings of Shareholders

The Fund has not established a formal policy with respect to Director attendance at annual meetings of shareholders. Messrs. Arzac, Cattano and Rappaport each attended the Fund's 2017 Annual Meeting of Shareholders telephonically.

Report of the Audit and Valuation Committee; Information Regarding the Fund's Independent Registered Public Accounting Firm

The Audit and Valuation Committee has selected, and the Fund's Independent Directors have ratified the selection of KPMG LLP ("KPMG"), located at 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending December 31, 2017. Representatives from KPMG are not expected to be present at the Annual Meeting to make a statement or respond to questions from shareholders. However, such representatives are expected to be available by telephone to respond for questions raised by shareholders, if any, during the Annual Meeting.

The Audit and Valuation Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding KPMG's communications with the Audit and Valuation Committee concerning independence, and have discussed with KPMG its independence. The Audit and Valuation Committee will meet with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended December 31, 2017, in February 2018. On June 15, 2017, the Fund changed its independent registered public accounting firm to KPMG from PricewaterhouseCoopers LLP ("PwC"). See "Change in Auditor" section below for additional information.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG and PwC during the Fund's fiscal year ended December 31, 2016 and the aggregate estimated fees for professional services to be rendered by KPMG during the Fund's fiscal year ending December 31, 2017:

	KPMG*				PwC*
	2016		2017 (estimated)		2016
Audit Fees	$0		$41,500		$43,500
Audit-Related Fees	$49,300	(1)	$0		0
Tax Fees	$0		$8,000	(2)	$7,637 (2)

	KPMG*			PwC*
	2016	2017 (estimated)		2016
All Other Fees	$0	$6,050	(3)	0
Total	$49,300	$55,550		$51,137

  *  On June 15, 2017, the Fund changed its independent registered public accounting firm from PwC to KPMG. PwC served as the Fund's independent registered public accounting firm for the Fund's fiscal year ended December 31, 2016 and, effective June 15, 2017, KPMG has been engaged as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017.

  (1)  Services included the audits of the financial statements of the Fund with respect to its holding of Chilean securities as required by the local Chilean regulations. For 2017, the regulations have been repealed and no audit is necessary.

  (2)  Services include tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

  (3)  Services included Chilean tax consulting services to analyze the new tax regime and tax implications to the Fund.

The Audit and Valuation Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to AAML, and any service provider to the Fund controlling, controlled by or under common control with AAML that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The aggregate fees billed by KPMG for non-audit services rendered to the Fund and any Covered Service Providers for the fiscal year ended December 31, 2016 were $535,494, and the aggregate estimated fees for non-audit services to be rendered by KPMG to the Fund and any Covered Service Providers for the fiscal year ending December 31, 2017 are $607,813. The aggregate fees billed by PwC for non-audit services rendered to the Fund and any Covered Service Providers for the fiscal year ended December 31, 2016 were $37,137.

All of the services described in the table above were pre-approved by the Audit and Valuation Committee.

The Audit and Valuation Committee has adopted an Audit and Valuation Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the investment adviser that the Fund, investment adviser or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

The Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the investment adviser, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is.

Change in Auditor. As previously disclosed in the Fund's Current Report on Form 8-K filed with the SEC on June 21, 2016 (the "Report"), on June 13, 2017, the Board approved the dismissal of PwC as the independent registered public accounting firm for the Fund, effective June 15, 2017. The Board's decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. On June 15, 2017, the Fund dismissed PwC.

The reports of PwC on the Fund's financial statements as of and for the fiscal years ended December 31, 2015 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund's fiscal years ended December 31, 2015 and December 31, 2016 and the subsequent interim period through June 15, 2017, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years.

During the Fund's fiscal years ended December 31, 2015 and December 31, 2016 and the subsequent interim period through June 15, 2017, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act). The Fund provided PwC with a copy of the Report prior to filing the Report with the SEC. The Fund requested that PwC furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Fund with respect to PwC in the Report. A copy of PwC's letter, dated June 20, 2017, was filed as Exhibit 16.1 to the Report.

On June 13, 2017, upon the recommendation of the Audit Committee, the Board approved the engagement of KPMG as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017, effective June 15, 2017. During the Fund's fiscal years ended December 31, 2015 and December 31, 2016 and the subsequent interim period through June 15, 2017, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund's financial statements, or any matter that was either the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a "reportable event," as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

COMPENSATION

None of the Post-Reorganization Nominees has served as a Director of the Fund. Therefore, none of the Post-Reorganization Nominees has received any compensation from the Fund. Each Post-Reorganization Nominee who takes office with the Board will be paid by the Fund for his or her services as an Independent Director. If the Post-Reorganization Nominees are elected and take office, the new Board may establish a new compensation schedule for its Independent Directors. The new compensation schedule for the Post-Reorganization Nominees may take into account their services provided to other funds in the Aberdeen Funds complex, if any. The Fund will not pay any compensation to an Interested Director. The following table sets forth information regarding compensation of Directors of the Fund for the fiscal year ended December 31, 2016 and the estimated compensation of Directors of the Fund for the fiscal year ending December 31, 2017. All officers of the Funds are employees of and are compensated by Aberdeen Asset Management Inc., the Funds' administrator, ("AAMI"), AAML or an affiliate of AAML. None of the Fund's executive officers or Directors who are also officers or directors of AAMI or AAML received any compensation from any Fund for such period. None of the Funds have any bonus, profit sharing, pension or retirement plans.

Name of Director	Aggregate Estimated Compensation from Fund for Fiscal Year Ending December 31, 2017	Estimated Total Compensation From Fund and Fund Complex Paid To Directors for Fiscal Year Ending December 31, 2017*	Aggregate Compensation from Fund for Fiscal Year Ended December 31, 2016	Total Compensation From Fund and Fund Complex Paid To Directors for Fiscal Year Ended December 31, 2016*
James J. Cattano	$34,000	$167,000	$30,000	$145,000
Lawrence J. Fox	$29,000	$97,000	$26,000	$104,000
Steven N. Rappaport	$30,000	$243,000	$27,000	$130,000
Enrique Arzac	$38,500	$182,879	$34,500	$167,500
Martin M. Torino[1]	$0	$0	$9,672	$33,268

  *  See the "Directors" table for the number of Funds within the Fund Complex that each Director serves.

  1  Martin Torino retired from the Fund (effective March 24, 2016).

Relationship of Directors or Nominees with the Investment Adviser and Administrator

Aberdeen Asset Management Limited serves as the investment adviser to the Fund. AAML is a United Kingdom corporation with its registered office located at Bow Bells House, 1 Bread Street, London, United Kingdom, EC4M 9HH. AAML is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"). As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc. The registered offices of Aberdeen PLC are located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG.

Aberdeen Asset Management Inc., an affiliate of AAML, serves as the Fund's administrator. AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. AAMI also provides investor relations services to the Fund under an investor relations services agreement.

Required Vote

The Annual Meeting Proposal requires the approval of the affirmative vote of a majority of the votes cast of common stock outstanding and entitled to vote thereon at a meeting at which a quorum is present for the election of a Director, provided that, if the number of nominees for Director, as determined by the Secretary of the Fund, exceeds the number of Directors to be elected, the Directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of Directors.

The Board recommends that shareholders vote "FOR" each of the Post-Reorganization Nominees in the Annual Meeting Proposal.

SPECIAL MEETING OF SHAREHOLDERS

PROPOSAL 1: APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF CAPITAL STOCK

Currently, Article V, Section 1 of the Fund's Articles of Incorporation provide that the total number of shares of capital stock that the Fund shall have authority to issue is one hundred million (100,000,000) shares, all of which are designated as common stock. In each Reorganization, the outstanding shares of the relevant Target Fund will be exchanged for newly-issued shares of common stock of the Fund. If several of the Reorganizations are consummated, it is expected that the Fund would not have a sufficient number of unissued shares of capital stock available to be issued in connection with the Reorganizations. Therefore, Article V, Section 1 of the Fund's Articles of Incorporation is proposed to be amended to provide that the total number of shares of capital stock that the Fund shall have authority to issue is one billion (1,000,000,000) shares.

Required Vote

Proposal 1 requires the approval of the affirmative vote of a majority of votes entitled to be cast at the Special Meeting. Each other Proposal and the consummation the Reorganizations is contingent upon shareholder approval of Proposal 1.

The Board recommends that shareholders vote "FOR" Proposal 1.

PROPOSAL 2: APPROVE THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK OF THE FUND IN CONNECTION WITH REORGANIZATIONS

In each Reorganization, the outstanding shares of the relevant Target Fund will be exchanged for newly-issued shares of common stock of the Fund. The Fund will list such shares on the NYSE American. While applicable state and federal law does not require Fund shareholders to approve the issuance of additional Fund common shares, applicable NYSE American rules require shareholder approval of additional Fund common shares to be issued in connection with the Reorganizations.

Required Vote

Proposal 2 requires the approval of the affirmative vote of a majority of votes entitled to be cast at the Special Meeting. Each other Proposal and the consummation of the Reorganizations is contingent upon shareholder approval of Proposal 2.

The Board recommends that shareholders vote "FOR" Proposal 2.

PROPOSAL 3: ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY TO INVEST PRIMARILY IN CHILEAN EQUITY AND DEBT SECURITIES

As discussed above, the Fund and the Target Funds are closed-end funds with different, but in most cases similar, investment objectives and policies. The Board has approved and the board of directors of each Target Fund has reviewed an investment strategy for the Combined Fund that has broader appeal than the more focused investment strategies currently followed by the Fund and each of the Target Funds. Specifically, the Board has approved changes to certain of the Fund's investment policies to enable it to follow a multi-cap emerging markets equity income investment strategy that utilizes leverage.

The 1940 Act requires registered investment companies, such as the Fund, to have certain specific investment policies/restrictions that can be changed only with shareholder approval. Investment companies may also elect to designate other policies/restrictions that may be changed only with a shareholder vote. Both types of policies/restrictions are often referred to as "fundamental." The Fund currently has a fundamental policy to invest primarily in Chilean equity and debt securities (the "Chilean Securities Policy"). The Chilean Securities Policy is inconsistent with the Fund's proposed investment strategy. The Board has approved the elimination of the Chilean Securities Policy, however, because the Chilean Securities Policy is fundamental, its elimination also requires approval by the Fund's shareholders. The Board also approved the amendment or elimination of the Fund's non-fundamental or operating policies that are inconsistent with the Fund's proposed investment strategy. In addition, the Board approved the adoption of a non-fundamental policy for the Fund to invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market equity securities. These changes to non-fundamental policies do not require approval by the Fund's shareholders, but their effectiveness is contingent upon shareholder approval of Proposal 1, Proposal 2 and Proposal 3.

In addition to changes to the Fund's investment policies, the Board approved changes to the Fund's name, ticker symbol and investment objective. The Board approved changing the Fund's name to Aberdeen Emerging Markets Equity Income Fund, Inc. to reflect its revised investment strategy, and changing the Fund's ticker symbol to "AEF" to be consistent with the Fund's revised name. The Board approved a change in the Fund's investment objective to remove language indicating that the Fund will invest primarily in Chilean securities. The current investment objective of the Fund is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean securities. Under its new investment objective, the Fund would seek total return through a combination of capital appreciation and income. Also, in connection with the revised investment strategy, the Fund's benchmark would change from the MSCI Chile Index to the MSCI Emerging Markets Index.

As discussed more fully under Proposal 4, Fund shareholders will also be asked to vote separately on a proposal to amend the Fund's fundamental investment restriction regarding borrowing in order to permit the Fund to utilize leverage as part of its revised investment strategy.

A more detailed comparison of the Fund's current and proposed investment objective, strategies, policies, risks and fundamental investment restrictions assuming both Proposal 3 and Proposal 4 are approved by shareholders and one or more of the Reorganizations is consummated is provided as Appendix A to this Proxy Statement.

The Fund's investment adviser's global emerging markets (GEM) team that is currently responsible for the day-to-day management of the Fund, will also be responsible for the day-to-day management of the Combined Fund following the Fund Consolidation. The GEM team works in a collaborative fashion with all team members having both portfolio management and research responsibilities. The members of the GEM team that currently have the most significant responsibility for the day-to-day management of the Fund's portfolio are Devan Kaloo, Joanne Irvine, Brunella Isper, Eduardo Figueiredo and Peter Taylor. In connection with the Fund Consolidation and change in investment strategy, Flavia Cheong, Hugh Young and Mark Gordon-James will join Mr. Kaloo and Ms. Irvine as members of the GEM team having the most significant responsibility for the day-to-day management of the Combined Fund's portfolio, and Ms. Isper and Messrs. Figueiredo and Taylor will be removed. Ms. Isper and Messrs. Figueiredo and Taylor are still a part of the overall GEM team, and will therefore continue to be part of the team managing the Combined Fund, although they will no longer have primary responsibility for the day-to-day management of the Fund.

The following table sets forth the business experience of the members of the GEM team that will have the most significant responsibility for the day-to-day management of the Combined Fund's portfolio.

Individual & Position	Past Business Experience
Devan Kaloo Head of Equities

Currently, Head of Equities Aberdeen Asset Management PLC (since 2016). Previously, he was the Head of the GEM team for Aberdeen Asset Management from 2005 to 2016. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Joanne Irvine Head of Emerging Markets ex Asia	Currently, Head of Emerging Markets ex. Asia on the GEM team for AAML in London, England since 1997. Ms. Irvine joined Aberdeen Asset Management in 1996 in a group development role.

Individual & Position	Past Business Experience
Flavia Cheong Head of Equities — Asia Pacific ex Japan

Currently Head of Equities — Asia Pacific ex Japan. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People's Republic of China, and earlier with the Development Bank of Singapore.

Hugh Young Managing Director

Currently a member of the Executive Management Committee and Managing Director of Aberdeen Asset Management Asia Limited since 1991. Mr. Young is a Director of Aberdeen Asset Management PLC since 2011.

Mark Gordon-James Senior Investment Manager	Currently a Senior Investment Manager on the GEM team. He joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

If shareholders approve Proposal 3, the Fund's investment adviser will restructure the Fund's portfolio to make it consistent with the Fund's new investment strategy and policies (including utilizing the Fund's ability to borrow if shareholders approve Proposal 4). The tax impact of the restructuring will depend on the difference between the price at which portfolio securities are sold and the Fund's basis in such securities, offset by capital loss carry forwards, if any. Any net capital gains realized will be distributed prior to the end of 2018, and such distribution will be taxable to tax-paying shareholders. The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the sales. If the portfolio restructuring had occurred on September 30, 2017 and the distribution made on that date, the Fund would have distributed approximately $1.25 per share, all of which consists of capital gains. The amount noted in the preceding sentence is an estimate based on current market conditions and there can be no guarantee that the distributions actually paid will not be materially higher or lower than the estimate.

Required Vote

Proposal 3 requires the approval of the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the Special Meeting in person or by proxy. Each other Proposal and the consummation of the Reorganizations is contingent upon shareholder approval of Proposal 3.

The Board recommends that shareholders vote "FOR" Proposal 3.

PROPOSAL 4: AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING

As discussed above, the Fund and the Target Funds are closed-end funds with different, but in most cases similar, investment objectives and policies. The Board has approved and the board of directors of each Target Fund has reviewed an investment strategy for the Combined Fund that has broader appeal than the more focused investment strategies currently followed by the Fund and each of the Target Funds. Specifically, the Board has approved changes to certain of the Fund's investment policies to enable it to follow a multi-cap emerging markets equity income investment strategy that utilizes leverage.

The 1940 Act requires registered investment companies, such as the Fund, to have certain specific investment policies/restrictions that can be changed only with shareholder approval. Investment companies may also elect to designate other policies/restrictions that may be changed only with a shareholder vote. Both types of policies/restrictions are often referred to as "fundamental." Under one of its current fundamental investment restrictions, the Fund "may not issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value ) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings; provided that the Fund may borrow from a bank an amount not exceeding 33 1/3% of its total assets (not including the amount borrowed) for the purpose of (a) obtaining amounts necessary to make distributions for qualification as a registered investment company or to avoid imposition of an excise tax under United States tax laws and (b) to pay Fund expenses outside Chile, and not for the purpose of leveraging. Additional investments may not be made when borrowings exceed 5% of the Fund's total assets." This fundamental investment restriction is more restrictive than the law requires, and limits the ability of the Fund to employ leverage as part of its investment strategy.

As the Fund's proposed investment strategy calls for the utilization of leverage, the Board has approved an amendment to the Fund's fundamental investment restriction regarding borrowing noted above. However, because the restriction is fundamental, its amendment also requires approval by the Fund's shareholders. Under its proposed amended fundamental investment restriction, the Fund "may not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder."

If shareholders approve Proposal 4 and one or more Reorganizations is consummated, the Fund intends to utilize leverage as part of its revised investment strategy through borrowings, although it may engage in other transactions, such as reverse repurchase agreements, margin loans and issuance of debt securities or preferred securities, which have the effect of leverage. The Fund would also be permitted to use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage), although the Fund's investment adviser currently intends to utilize leverage generally in the amount of 5% - 15% of the Fund's total assets and does not currently expect such leverage to actively exceed 20% of total assets.

The current and amended versions of the Fund's investment strategy, risks and fundamental investment restriction relating to the Fund's use of leverage are as follows:

	Current	Amended
Fundamental Investment Restriction

The Fund may not issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings; provided that the Fund may borrow from a bank an amount not exceeding 33 1/3% of its total assets (not including the amount borrowed) for the purpose of (a) obtaining amounts necessary to make distributions for qualification as a registered investment company or to avoid imposition of an excise tax under United States tax laws and (b) to pay Fund expenses outside Chile, and not for the purpose of leveraging. Additional investments may not be made when borrowings exceed 5% of the Fund's total assets.

The Fund may not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

	Current	Amended
Investment Strategy	N/A

The Fund intends to utilize leverage as part of its investment strategy through borrowings, although it may engage in other transactions, such as reverse repurchase agreements, margin loans and issuance of debt securities or preferred securities, which have the effect of leverage. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage), although AAML currently intends to utilize leverage generally in the amount of 5% - 15% of the Fund's total assets and does not currently expect such leverage to actively exceed 20% of total assets.

Current	Amended
Risks	N/A	Leverage Risk
The Fund intends to use leverage as part of its investment strategy through borrowing from a credit facility. The Fund is not permitted to incur indebtedness unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund. The Fund may also enter into certain transactions that create leverage, such as reverse repurchase agreements, which are not subject to the asset coverage requirements set out above so long as the Fund establishes in a segregated account cash or other liquid securities equal to the Fund's obligations in respect of such transactions or enters into other transactions offsetting the Fund's obligations in respect to such transactions.

Current	Amended

The Fund may engage in leverage through the issuance of preferred stock. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term "asset coverage" for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred stock. The involuntary liquidation preference refers to the amount to which the preferred stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to it. Leverage involves certain additional risks, including that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act.

Current	Amended

The covenants or guidelines could impede the Fund's investment manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies; however, because the Fund's use of leverage is expected to be relatively modest and the Fund generally is not expected to engage in derivatives transactions, the Fund's investment manager currently does not believe that such restrictions would significantly impact its management of the Fund.

In considering Proposal 4, the Board received information prepared by Fund management regarding the potential benefits, costs and risks of amending the Fund's investment restriction limiting the Fund's use of leverage, including: (i) the increased investment flexibility provided by amending the investment restriction; (ii) the capability of leverage to enhance return; (iii) the investment adviser's experience utilizing leverage for other 1940 Act-registered closed-end funds; and (iv) Fund management's belief that the ability to use leverage in a closed-end fund structure is an advantage over open-end mutual funds and exchange-traded funds. The Board also considered that because the fees paid to the Fund's investment adviser and administrator are not calculated based on the Fund's total assets (including the amount of leverage), the Fund will not pay a greater amount of advisory or administration fees when leverage is utilized. The Board also considered that the Combined Fund would bear interest expenses related to its use of leverage.

If this Proposal 4 is approved by shareholders, the Fund's fundamental investment restriction, strategies and risks relating to financial leverage would be effective upon the first Reorganization closing.

Required Vote

Proposal 4 requires the approval of the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the Special Meeting in person or by proxy. Each other Proposal and the consummation of the Reorganizations is not contingent upon shareholder approval of Proposal 4. Therefore, the Fund Consolidation may proceed even if shareholders do not approve this Proposal 4, in which case the Combined Fund would implement all other investment objective, strategy and policy changes described in this Proxy Statement, except those relating to the use of leverage.

The Board recommends that shareholders vote "FOR" Proposal 4.

PROPOSAL 5: APPROVE AN AMENDMENT TO THE FUND'S INVESTMENT ADVISORY AGREEMENT

Shareholders are being asked to approve an amendment to the Fund's Investment Advisory Agreement with AAML (the "Advisory Agreement") that would reduce the annual rate payable by the Fund to AAML, but base the calculation of the advisory fee on net assets rather than the lower of market value or net assets. The current and proposed advisory fee rates, as well as current advisory fee waiver and proposed expense limitation, are as follows:

	Fund	Combined Fund
Advisory fee	• 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower);
• 1.15% on amounts from $50 - $100 million;
• 1.10% on amounts from $100 - $150 million;
• 1.05% on amounts from $150 - $200 million;
	• 1.00% on amounts above $200 million.	• 0.90% of the first $250 million of the Fund's net assets; • 0.80% on the next $250 million; and • 0.75% on amounts above $500 million.
Advisory fee waiver/expense limitation

AAML has agreed to contractually waive 0.21% of its annual advisory fee, which may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of the Fund's Independent Directors.

AAML will contractually agree to cap the Combined Fund's total operating expenses (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) at 1.20% for two years from the date of the first Reorganization closing.

In most cases the effective advisory fee under the amended Advisory Agreement would be lower given the reduction in the annual rate. Basing the Fund's investment advisory fee on net assets rather than the lower of net assets and market value would provide for greater consistency among industry peer funds and with other funds managed by AAML and its affiliates. Further, the proposed advisory fee rate is expected to make the Fund more attractive to Target Fund shareholders voting on the Reorganizations and is expected to make the Combined Fund more attractive to investors going forward. It is possible, however, that the effective advisory fee under the amended Advisory Agreement could be higher than the effective advisory fee under the current Advisory Agreement. This would only be the case in the event that the Fund's shares are trading at a very significant discount. For example, the Fund would pay higher advisory fees in a scenario where it has $200 million in net assets but is generally trading at a 25% discount and thus has an average weekly market value of $150 million. In this case, under the Fund's current Advisory Agreement, the Fund's effective advisory fee rate would be 0.86% paid on the lower of market or net asset value, which would be $150 million, resulting in $1.725 million in fees. Under the Advisory Agreement as it is proposed to be amended, the Fund's effective advisory fee rate would be 0.90%, but would be paid on net assets of $200 million, resulting in $1.8 million in fees. Since there is a possibility that the advisory fee could be higher in certain circumstances, the amendment to the Advisory Agreement requires shareholder approval.

It is expected that the Combined Fund will pay lower gross advisory fees if shareholders approve Proposal 5. If the proposed advisory fee rate had been in effect during the last two calendar years, the Fund would have paid lower gross advisory fees as illustrated in the table below:

	1	3	4	5
	Actual gross advisory fees (pre-advisory fee waiver) paid under current Advisory Agreement	Advisory fees that would have been paid had the proposed advisory fee rate been in effect	Difference between columns 1 and 2	Difference between columns 1 and 2 as a percentage of actual advisory fees paid
2015	$761,667	$642,078	$-119,589	-15.70%
2016	$680,193	$593,262	$-86,931	-12.78%

AAML has agreed to contractually waive 0.21% of its annual advisory fee, which may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of the Fund's Independent Directors. If the proposed advisory fee rate had been in effect during the last two fiscal years, the Fund would have paid higher net advisory fees as illustrated in the table below:

	2	3	4	5
	Actual net advisory fees (after advisory fee waiver) paid under current Advisory Agreement	Advisory fees that would have been paid had the proposed advisory fee rate been in effect	Difference between columns 1 and 2	Difference between columns 1 and 2 as a percentage of actual advisory fees paid
2015	$627,145	$642,078	$14,933	2.4%
2016	$560,544	$593,262	$32,718	5.8%

While the advisory fees would have been higher under the proposed advisory fee rate on a net basis, as part of the Additional Fund Changes that would go into effect with the Fund Consolidation, the Board has approved a termination of AAML's current advisory fee waiver agreement and approved a new expense limitation agreement that would limit the Fund's total operating expenses (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) to 1.20% of average net assets for a period of two years from the first Reorganization closing. It is anticipated that, even assuming all Target Funds consolidate into the Fund, the Combined Fund's gross expense ratio (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) will be above 1.20% and that AAML will be required to waive fees and/or reimburse expenses under the proposed new expense limitation arrangement. The Combined Fund will be authorized to reimburse AAML for management fees previously limited and/or for expenses previously paid by AAML, provided, however, that any reimbursements must be paid at a date not more than three years after the date when AAML limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML.

The termination of the advisory fee waiver agreement is not anticipated to have an impact on the Fund's net total expenses due to the expense limitation agreement. For more information on the Fund's current fees and expenses compared to the pro forma fees and expenses for the Combined Fund assuming that shareholders approve Proposal 5, please see "Expenses" under "BACKGROUND ON THE FUND CONSOLIDATION" in this Proxy Statement.

If shareholders approve Proposal 5, the Fund's Advisory Agreement will be amended to reflect the proposed advisory fee rate, but will not otherwise change. The Board approved the amendment to the Fund's Advisory Agreement at a meeting held on November [13, 2017], subject to shareholder approval.

Further information about the Advisory Agreement

The Advisory Agreement provides that AAML will manage, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and make investment decisions on behalf of the Fund including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Advisory Agreement further provides that AAML will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by AAML of, its duties and obligations under the Advisory Agreement.

The Advisory Agreement obligates AAML to bear all expenses in connection with the performance of its services under the Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund, except as otherwise may be provided in any separate agreement between the Fund and AAML, as well as the fees of any directors of the Fund who are affiliated with AAML or any of its affiliates. The Fund will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees, including any Chilean value added tax; fees of directors of the Fund who are not officers, directors, or employees of AAML or any of its affiliates; U.S. SEC fees, state Blue Sky qualification or offering fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Fund's Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders' reports and meetings of the shareholders of the Fund and of the Board of Directors of the Fund; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

The Advisory Agreement has an initial term of two years and provides that it will continue in effect thereafter, if not sooner terminated, provided that each such continuance is specifically approved annually by (1) the vote of a majority of the Fund's Board who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's Board. The Advisory Agreement may be terminated at any time by the Fund without the payment of any penalty, by a vote of a majority of the Fund's Board or a majority of the outstanding voting securities of the Fund upon at least 60 days' written notice to the investment adviser. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, AAML may terminate the Advisory Agreement upon at least 60 days' written notice to the Fund.

The Advisory Agreement became effective on March 1, 2012, when AAML succeeded its affiliate, Aberdeen Asset Management Investment Services Limited ("AAMISL"), who had served as the Fund's investment adviser from July 1, 2009 until March 1, 2012. The Advisory Agreement was last approved by shareholders at a meeting on May 8, 2009. The Advisory Agreement was most recently approved by the Board of Directors on December 13, 2016 for an additional annual period and the proposed amendment was approved at an in-person meeting on November [13], 2017, subject to shareholder approval. In approving the renewal of the Advisory Agreement, the Board considered the [considerations to be inserted].

The Fund did not pay any commissions to affiliated brokers during the last fiscal year.

Required Vote

Proposal 5 requires the approval of the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the Special Meeting in person or by proxy. Each other Proposal and the consummation of the Reorganizations is not contingent upon shareholder approval of Proposal 5. Therefore, the Fund Consolidation may proceed even if shareholders do not approve this Proposal 5, in which case the current advisory fee rate would remain in effect, although the Board and AAML may consider other options with respect to the Combined Fund's advisory fee.

The Board recommends that shareholders vote "FOR" Proposal 5.

***

ADDITIONAL INFORMATION

Expenses

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notices and Proxy Statement will be borne by the Fund. The total expenses to the Fund are expected to be approximately [$47,000]. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meetings, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Fund's investment adviser or the Fund's administrator.

AST Fund Solutions, LLC ("AST") has been retained to assist in the solicitation of proxies and will receive a fee estimated at $8,600 with respect to the Meetings and be reimbursed for its reasonable expenses. Total payments for the Fund to AST are expected to be between approximately [$25,000] and [$32,000].

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last ten fiscal years. Certain information reflects financial results for a single Fund share. The following information, other than the information for the six-month period ended June 30, 2017, has been audited by the Fund's former independent registered public accounting firm. The information for the six-month period ended June 30, 2017 is unaudited. The financial statements of the Fund are included in the Fund's Annual and Semi-Annual Reports and are incorporated by reference into this proxy statement. The Annual and Semi-Annual Reports are available upon request. To request a copy, please write to the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or call 1-800-522-5465.

	For the Six-Month Period Ended June 30, 2017		For the Fiscal Years Ended December 31,
	(unaudited)		2016	2015		2014		2013		2012
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$7.20		$6.45	$8.25		$10.40		$15.05		$14.49
Net investment income	0.10		0.05	0.06		0.03		0.06		0.13
Net realized and unrealized gains/ (losses) on investments and foreign currency transactions	0.73		1.12	(1.18)		(1.13)		(3.24)		2.02
Total from investment operations applicable to common shareholders	0.83		1.17	(1.12)		(1.10)		(3.18)		2.15
Dividends and distributions to common shareholders from:
Net investment income	—		(0.05)	(0.04)		(0.03)		(0.18)		(0.13)
Net realized gains	—		(0.31)	(0.16)		(0.86)		(1.23)		(1.47)
Tax return of capital	—		(0.06)	(0.48)		(0.16)		(0.06)		—
Total distributions	—		(0.42)	(0.68)		(1.05)		(1.47)		(1.60)
Capital Share Transactions:
Impact of shelf offering	—		—	—		—		—		0.01
Net asset value per common share, end of period	$8.03		$7.20	$6.45		$8.25		$10.40		$15.05
Market value, end of period	$7.08		$5.96	$5.58		$7.44		$10.55		$15.09
Total Investment Return Based on(b):
Market value	18.79%		14.30%	(16.68%)		(21.25%)		(21.99%)		10.74%
Net asset value	11.53%		19.45%	(13.14	%)(c)	(11.42	%)(c)	(22.89	%)(c)	14.64	%(c)
Ratio to Average Net Assets/ Supplementary Data:
Net assets, end of period (000 omitted)	$75,130		$67,385	$60,556		$77,470		$97,629		$141,305
Average net assets (000 omitted)	$73,880		$65,918	$71,342		$89,231		$125,669		$145,864
Total expenses, net of fee waivers(d)	2.21	%(e)	2.40%	2.13%		2.58	%(f)	1.91%		1.75%
Total expenses, excluding fee waivers(d)	2.41	%(e)	2.62%	2.36%		2.78	%(f)	2.09%		1.97%
Total expenses, excluding taxes net of fee waivers	1.73	%(e)	1.88%	1.86%		2.29	%(f)	1.67%		1.50%
Net investment income(d)	2.53	%(e)	0.66%	0.73%		0.31	%(f)	0.43%		0.82%
Portfolio turnover	4.93%		6.67%	1.08%		5.71%		3.79%		7.68%

  (a)  Based on average shares outstanding.

  (b)  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  (c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

  (d)  Ratios include the effect of Chilean taxes.

  (e)  Annualized.

  (f)  In May 2014, upon the expiration of the 2011 shelf registration, the remaining prepaid offering costs associated with the shelf registration statement were expensed as a one-time expense.

Amounts listed as "–" are $0 or round to $0.

Financial Highlights (Continued)

	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$22.05	$18.77	$11.05	$18.78	$17.33
Net investment income(a)	0.16	0.04	0.11	0.20	0.11
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(4.89)	6.64	8.68	(7.01)	3.85
Net increase/(decrease) in net assets resulting from operations	(4.73)	6.68	8.79	(6.81)	3.96
Dividends and distributions to shareholders:
Net investment income	(0.13)	(0.01)	(0.33)	(0.16)	(0.12)
Net realized gain	(2.75)	(3.45)	(0.74)	(0.76)	(2.39)
Total dividends and distributions to shareholders	(2.88)	(3.46)	(1.07)	(0.92)	(2.51)
Anti-dilutive impact due to capital shares tendered	—	0.06	—	—	—
Increase to Net Asset Value due to shares issued through shelf offering	0.05	—	—	—	—
Net asset value, end of year	$14.49	$22.05	$18.77	$11.05	$18.78
Market value, end of year	$15.04	$22.67	$17.90	$9.82	$22.00
Total Investment Return Based on:
Market value(b)	(22.72%)	49.48%	93.78%	(51.78%)	49.56%
Net asset value	(23.45%)	38.65%	80.58%	(36.43%)	24.65%
Ratio/Supplementary Data
Net assets, end of year (000 omitted)	$134,469	$168,153	$190,851	$112,362	$190,448
Average net assets (000 omitted)	$153,354	$176,275	$156,471	$175,102	$206,623
Ratio of expenses to average net assets(c)	1.86%	2.07%	1.94%	1.89%	1.79%
Ratio of expenses to average net assets, excluding fee waivers(c)	2.00%	2.20%	2.02%	1.89%	1.79%
Ratio of expenses to average net assets, excluding taxes	1.60%	1.84%	1.58%	1.50%	1.56%
Ratio of net investment income to average net assets	0.88%	0.21%	0.71%	1.13%	0.55%
Portfolio turnover rate	7.30%	41.45%	12.77%	27.33%	23.29%

  (a)  Based on average shares outstanding.

  (b)  Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

  (c)  Ratios include the effect of Chilean taxes.

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about December 11, 2017. As mentioned above, AST has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of AST, if the Fund has not yet received their vote.

Beneficial Owners

Based upon a review of filings made with the SEC, as of [____________], the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund because they possessed or shared voting or investment power with respect to the Fund's shares:

Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
Common Stock	Bulldog Investors, LLC 80 West-Plaza Two, 250 Pehle Ave., Suite 708, Saddle Brook, NJ 07663	[_____]	[____]%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Directors, certain officers and directors of the investment advisers, affiliates of the investment advisers, and persons who beneficially own more than 10% of the Fund's shares to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE American. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely upon the Fund's review of the copies of such forms received by it and written representations from the Directors and officers of the Fund, and the filings by the beneficial holders of greater than 10% of the Fund's shares, to the knowledge of the Fund, for the fiscal year ended December 31, 2016 and during the period from January 1, 2017 through the date of this proxy statement, all forms were filed on a timely basis , except that Form 3 (Initial Statement of Beneficial Ownership) filings for each of Stephen Docherty and Katherine Malcolm, directors of the Fund's investment adviser, were filed with the SEC subsequent to the 10-day period specified in the Form. Such Form 3 filings were required solely as a result of Mr. Docherty and Ms. Malcolm becoming directors of the Fund's investment adviser, and were not related to any transactions in the Fund.

Information Concerning the Investment Adviser

Aberdeen Asset Managers Limited ("AAML"), a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), has served as the investment adviser to the Fund since March 1, 2012. From July 1, 2009, Aberdeen Asset Management Investment Services Limited ("AAMISL"), an affiliate of AAML, served as the Fund's investment adviser until March 1, 2012 when it merged into AAML. Prior to July 1, 2009, the Fund was managed by another investment adviser that was not affiliated with AAMISL or AAML. In rendering investment advisory services to the Combined Fund, AAML may use the resources of subsidiaries owned by Aberdeen PLC. Aberdeen PLC affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from the Aberdeen PLC affiliates may render portfolio management, research and/or trade services to U.S. clients of AAML.

AAML is a United Kingdom corporation with its registered office located at Bow Bells House, 1 Bread Street, London, United Kingdom, EC4M 9HH. Aberdeen PLC has registered offices located at 10 Queen's Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $[ ] billion in assets as of September 30, 2017. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.

The name, address and principal occupation of the principal executive officer and each director or general partner of AAML is in the table below. Other than Christian Pittard, Joanne Irvine and Nick Robinson, each of whom is an employee of AAML, no current officer or Director of the Fund or any Post-Reorganization Nominee is also an officer, employee or director of AAML. However, employees of Standard Life Aberdeen or its affiliates may receive, as a portion of their bonus, deferred shares of and/or stock options for Standard Life Aberdeen, which vest upon the occurrence of certain events. No Independent Director of the Fund or Post-Reorganization Nominee owns any securities of, or has any other material direct or indirect interest in, AAML or any of its affiliates.

Name and Principal Business Address*	Principal Occupation
Andrew Laing	Director
Gary Marshall	Director
Neil Sweeney	Chief Compliance Officer
Robert Bradshaw Crombie	Director
Russell Chaplin	Director
Andrew McCaffery	Director
Mandy Pike	Director and Chief Executive
Stephen Docherty	Director
Katherine Malcolm	Director
Aron Mitchell	Director
Campbell Fleming	Director

  *  The address of the principal executive officers and each director is Aberdeen Asset Managers Limited, Bow Bells House, 1 Bread Street, London, EC4M 9HH.

Information Concerning the Administrators

Aberdeen Asset Management Inc. ("AAMI"), an affiliate of AAML, serves as the Fund's U.S. administrator and also provides investor relations services to the Fund. AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. For its services as U.S. administrator, the Fund pays AAMI an administration fee at an annual rate of 0.08% of the value of the Fund's average monthly net assets. Under the terms of an Investor Relations Services Agreement with AAMI, the Fund owes a portion of the fees related to the Investor Relations Program, which is limited by AAMI to an annual rate of 0.05% of the Fund's average weekly net assets. Amounts in excess of 0.05% are borne by AAMI.

The following table sets forth the fees, or estimated fees (as indicated), incurred by the Fund to AAMI for its services as the Fund's U.S. Administrator and investor relations services provider during the Fund's fiscal year ended December 31, 2016 and during the Fund's fiscal year ending December 31, 2017:

	2016	2017 (estimated)
Administration Fees	$24,246*	$28,852*
Investor Relations Fees	$61,472, of which AAMI waived $28,514	$46,016 of which AAMI is estimated to waive $6,881

  *  This fee is the net administration fee paid to AAMI, adjusted for the portion paid, or estimated to be paid, to the Fund's Chilean administrator as described below.

AAMI will continue to provide administration and investor relations services to the Fund after approval of the amendment to the Advisory Agreement. Messrs. Cotton, Goodson, Hendry and Mmes. Melia, Nichols, and Sitar, who serve as officers of the Fund, are also directors and/or officers of AAMI.

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) ("BTG Pactual Chile") serves as the Fund's Chilean administrator. BTG Pactual Chile's principal business office is located at AV.Apoguindo 3721, Piso 19, Las Condes, Santiago, Chile. For its services, BTG Pactual Chile is paid a fee out of the administration fee payable to AAMI, calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower). In addition, BTG Pactual Chile receives a supplemental administration fee, annual reimbursement of out of pocket expenses and an accounting fee from the Fund. For the fiscal year ended December 31, 2016, the administration fees, supplemental administration fees and accounting fees earned by BTG Pactual Chile amounted to $28,488, $98,508 and $8,078 respectively. For the fiscal year ending December 31, 2017, the estimated administration fees, supplemental administration fees and accounting fees to be earned by BTG Pactual Chile amounted to $35,458, $100,220 and $8,251 respectively.

Shareholder Proposals

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2019 annual meeting of shareholders, the shareholder proposal must be received by that Fund no earlier than [July 14], 2018 and no later than [August 13], 2018. A shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Exchange Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

Pursuant to the Bylaws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. Under Maryland law, and pursuant to the Fund's Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Fund's notice of special meeting.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. Such notice must contain the information required by the Bylaws. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 not later than 45 days prior to the first anniversary of the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received no later than the close of business on the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2019 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARDS AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU ALSO HAVE THE OPPORTUNITY TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET. TO VOTE BY TELEPHONE PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARDS. TO VOTE BY USING THE INTERNET, PLEASE USE THE LINK LOCATED ON YOUR PROXY CARDS AND FOLLOW THE ON-SCREEN INSTRUCTIONS.

Delivery of Proxy

Unless the Fund has received contrary instructions from shareholders only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 or call the Fund at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposals set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Directors,

/S/ MEGAN KENNEDY

MEGAN KENNEDY, VICE PRESIDENT AND SECRETARY
ABERDEEN CHILE FUND, INC.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card(s) properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURE
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

___________, Date

(This page has been left blank intentionally.)

Appendix A — Comparison of Current and Amended Investment Objective, Strategies, Policies, Risks and Fundamental Investment Restrictions

Current	Amended
Investment Objective
The Fund's investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.	The Fund seeks total return through a combination of capital appreciation and income.
Investment Strategies and Policies
At the Fund's inception, the Fund adopted a fundamental investment policy that the Fund will invest primarily in Chilean equity and debt securities. That fundamental policy may only be changed upon the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" as used in this Prospectus means the lesser of (a) 67% or more of the shares of the Fund's common stock present at a meeting of stockholders, if the holders of 50% of the outstanding shares are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares. The Chilean Portfolio, under normal conditions, will consist principally of Chilean equity securities.
The Fund's Board of Directors has adopted a non-fundamental investment policy for the Fund, pursuant to which the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Chilean securities. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days' prior notice.
The Fund is designed for investors who want to participate in the Chilean securities markets. The Fund defines Chilean securities as (a) securities of companies, the principal trading market for which is in Chile, (b) securities issued or guaranteed by the Republic of Chile or the Central Bank of Chile, (c) peso-denominated securities issued by companies to finance operations in Chile or (d) securities of companies that derive more than 50% of their revenues or profits from goods or services produced in Chile or sales made in Chile or have more than 50% of their assets in Chile.	The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets equity securities. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days' prior notice. An emerging market country is any country determined by Aberdeen Asset Managers Limited, the Fund's investment adviser (the "Adviser"), to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
The definition of equity securities includes:
• common stock and preferred stock (including convertible preferred stock),
• bonds, notes and debentures convertible into common or preferred stock,
• stock purchase warrants and rights,
• equity interests in trusts and partnerships, and
• American, Global or other types of Depositary Receipts of emerging market securities.

Current	Amended
Chilean equity securities in which the Fund invests consist predominantly of common stocks, although the Fund may also invest to a limited extent in preferred stocks, convertible securities and, to the extent a market exists for them and investing in them is permitted under Chilean law, warrants.
The Fund intends its Chilean Portfolio, under normal market conditions, to consist principally of Chilean equity securities. A substantial portion of the equity securities acquired by the Fund are expected to be dividend-paying securities. Chilean companies listed on the stock exchanges are required by law to pay out as dividends at least 30% of annual audited net income, unless shareholders approve a lower dividend distribution. The Fund, however, may invest a substantial portion of its assets in Chilean debt securities when the investment adviser believes that it is appropriate to do so in order to achieve the Fund's investment objective. The investment adviser expects to do so, for example, when interest rates on Chilean debt securities are high in comparison with anticipated returns on equity securities. Chilean equity securities in which the Fund invests consist predominantly of common stocks, although the Fund may also invest to a limited extent in preferred stocks, convertible securities and, to the extent a market exists for them and investing in them is permitted under Chilean law, warrants.
The Fund may invest up to 20% of the Chilean Portfolio in unlisted Chilean securities, including investments in new and early-stage companies, provided that not more than 3% of the Chilean Portfolio may be invested in unlisted securities of Chilean companies that, at the time of investment, had less than one year of operations, including operations of predecessor companies. The Fund invests only in unlisted equity securities that, in the opinion of the investment adviser, present opportunities for substantial growth over a period of two to five years, notwithstanding that such investments may be illiquid and may present risks not normally existing in publicly owned, more established companies with possibly higher market capitalizations.	Determinations as to whether a company is an emerging market company will be made by the Adviser based on publicly available information and inquiries made to the company.
Emerging market securities include securities that are issued by: (a) governments or government-related bodies of emerging market countries; and/or (b) companies or other issuers that (i) are organized under the laws of, or have their principal office in, an emerging market country, (ii) have their principal securities trading market in an emerging market country, (iii) alone or on a consolidated basis derive a significant portion of their annual revenue or assets from goods produced, sales made or services performed in emerging markets countries; and/or (iv) are denominated in the currency of an emerging market. The Fund will consider that a company or issuer derives a "significant" portion of its annual revenue from a country if the highest concentration of the company's annual revenue comes from that country as measured by Bloomberg.
The Fund may also invest without limit in those markets deemed by the Adviser to be "Frontier" markets, which are investable markets with lower total market capitalizations and liquidity than the more developed emerging markets.
The Fund intends to utilize leverage as part of its investment strategy through borrowings, although it may engage in other transactions, such as reverse repurchase agreements, margin loans and issuance of debt securities or preferred securities, which have the effect of leverage. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage), although the Fund's Adviser currently intends to utilize leverage generally in the amount of 5% - 15% of the Fund's total assets and does not currently expect to actively exceed 20%.

Current	Amended

Although the Fund invests principally in Chilean equity securities, it may also invest a substantial portion of its assets in Chilean debt securities. Chilean debt securities that the Fund may acquire include bonds, notes and debentures of any maturity of the Chilean government, its agencies and instrumentalities, of the Central Bank of Chile and of banks and other companies determined by the investment adviser to be suitable investments for the Fund (including repurchase agreements with respect to obligations of the Chilean government or the Central Bank of Chile). In selecting securities, the investment adviser considers the ratings of securities by the public and private credit rating services in Chile, although the investment adviser may invest in securities of companies that it determines to be suitable investments for the Fund regardless of their rating. The Fund may invest up to 35% of the Chilean Portfolio in high yield securities. The Fund may not, however, invest more than 5% of the Chilean Portfolio in Chilean debt securities rated C or below by Chilean rating agencies or unrated securities that the investment adviser believes to be of comparable quality. Chilean debt securities rated above C have at least a good capacity to pay principal and interest when due, although some of them may be susceptible to being adversely affected by changes in the issuer, the relevant industry or the economy generally. Because interest on most Chilean debt securities is inflation-adjusted, the variation in the value of Chilean debt securities in relation to fluctuations in the value of the Chilean peso tends to be less than would otherwise be the case. Chilean debt securities rated C or below are instruments with an inadequate capacity to pay capital and interest as a result of changes in the issuer, in the industry to which it belongs, or in the economy, and exhibit some probability of lateness in payments or loss of interest. The yields on lower-rated fixed-income securities generally are higher than the yield available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal than higher-rated securities. Chilean securities are rated by a number of both public and private credit rating agencies.

The Fund will not invest 25% or more of its total assets in the securities of companies in the same industry, although the Fund may invest in U.S. government securities without regard to this limitation. In selecting industries and companies for investment by the Fund, the Investment Adviser will consider factors such as overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management. This policy may only be changed upon the affirmative vote of the holders of a majority of the Fund's outstanding voting securities.
Although the Fund will not invest 25% of more of its total assets in the securities of companies in the same industry, the Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.
The Fund may invest up to 30% of its total assets in private placements of equity securities. Securities that are not publicly traded in the United States but that can be sold to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be subject to these percentage limitations if these securities are deemed liquid pursuant to procedures adopted by the Board of Directors and delegated to the Adviser. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.

Current	Amended
Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility. If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk. Distressed securities frequently do not produce income while they are outstanding.
To the extent consistent with provisions of the 1940 Act and any administrative exemptions granted by the SEC, the Fund may invest in the securities of other investment companies that invest in Chilean securities. Absent special relief from the SEC, the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company. As a stockholder in any investment company, the Fund will bear its ratable share of the company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested.
The Fund will not invest 25% or more of its total assets in the securities of companies in the same industry, although the Fund may invest in U.S. government securities without regard to this limitation. In selecting industries and companies for investment by the Fund, the investment adviser will consider factors such as overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management. This policy may only be changed upon the affirmative vote of the holders of a majority of the Fund's outstanding voting securities.	The governments of some emerging countries have been engaged in "privatization" programs, which involve the sale of part or all of their stakes in government owned or controlled enterprises. The Adviser believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain emerging countries, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law. In addition, the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that the governments of emerging countries will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.
The Fund will not invest 25% or more of its total assets in the securities of companies in the same industry, although the Fund may invest in U.S. government securities without regard to this limitation. In selecting industries and companies for investment by the Fund, the Adviser will consider factors such as overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management. This policy may only be changed upon the affirmative vote of the holders of a majority of the Fund's outstanding voting securities.
Although the Fund will not invest 25% of more of its total assets in the securities of companies in the same industry, the Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

Current	Amended
The Fund purchases and holds securities with a view toward maximizing the total return to the Fund and does not expect to trade in securities for short-term gain. For cash management purposes, the Fund may invest up to 25% of its net assets in certain short-term investments described below and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments. The prohibition on repatriating capital within five years after capital is brought into Chile may limit the Fund's ability to make defensive investments during a period in which the investment adviser believes that such investments are warranted.
The short-term instruments in which the Fund may invest include (a) obligations of the United States government, its agencies or instrumentalities (including repurchase agreements with respect to these securities); (b) bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of United States and foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities and corporations located in countries that are members of the Organization for Economic Cooperation and Development (the "OECD"); (d) obligations of United States corporations that are rated no lower than A-2 by the Standard & Poor's, a subsidiary of The McGraw-Hill Companies, Inc. or P-2 by Moody's Investors Service, Inc., or the equivalent from another rating service or, if unrated, deemed to be the equivalent by the investment adviser; and (e) shares of money market funds that may invest in (a) through (d).	The Fund may invest up to 30% of its total assets in private placements of equity securities. Securities that are not publicly traded in the United States but that can be sold to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be subject to these percentage limitations if these securities are deemed liquid pursuant to procedures adopted by the Board of Directors and delegated to the Adviser. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.
The governments of some emerging countries have been engaged in "privatization" programs, which involve the sale of part or all of their stakes in government owned or controlled enterprises. The Adviser believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain emerging countries, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law. In addition, the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that the governments of emerging countries will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.
To the extent its assets are not invested as described above, the Fund may invest the remainder of its assets in:
• debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,
• equity or debt securities of corporate or governmental issuers located in developed countries, and
• short-term and medium-term debt securities of the type described below under "Temporary Investments."

Current	Amended
The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates. The investment adviser generally does not seek to hedge against a decline in the value of the Fund's non-dollar denominated portfolio securities resulting from a currency devaluation or fluctuation. As a consequence, the Fund's investment performance may be negatively affected by a devaluation of the Chilean peso. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in the Chilean peso will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Therefore, the risk of currency devaluations and fluctuations and the effect they may have on the Fund should be carefully considered by investors in determining whether to purchase shares of the Fund.
The Fund reserves the right to conduct currency exchange transactions through entering into forward contracts to purchase or sell currency or currency futures contracts should suitable hedging instruments become available on acceptable terms.
Certain investment policies that the Fund has adopted are "fundamental" policies; that is, these policies may only be changed upon the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. These fundamental policies are described in the section captioned "Investment Restrictions." Unless otherwise indicated, the investment policies described above are not "fundamental" and may be changed by the Fund at any time.	The Fund's assets may be invested in debt securities when the Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for total return from long-term capital appreciation and/or income.
For cash management purposes, the Fund may invest up to 25% of its net assets in certain short-term investments described below and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments.
Temporary Investments. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. Temporary defensive positions may affect the Fund's ability to achieve its investment objective.
The Fund may invest in the following short-term instruments:
• obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),
• bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,
• floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

Current	Amended
• obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Adviser, and
• shares of money market funds that are authorized to invest in short-term instruments described above.
Currency Transactions. The Adviser generally does not seek to hedge against declines in the value of the Fund's non- U.S. dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, the Adviser may, in its discretion, hedge all or part of the value of the Fund's non-U.S. dollar-denominated portfolio securities, although it is not obligated to do so. The Fund will be subject to the risk of changes in value of the currencies of the emerging countries in which its assets are denominated, unless it engages in hedging transactions.

Current	Amended
Depositary Receipts. The Fund may invest indirectly in securities of emerging markets country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.
Portfolio Turnover Rate. The Fund does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes.

Current	Amended
Repurchase Agreements
The Fund may enter into repurchase agreements with banks and broker-dealers when it deems it advisable. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The investment adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. See also "Risks and Special Considerations."	Repurchase Agreements
The Fund may enter into repurchase agreements with banks and broker-dealers when it deems it advisable. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase.
Loans of Portfolio Securities
The Fund's investment policies permit the Fund to enter into securities lending agreements. Under such agreements, the Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one-third of the Fund's total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned. Cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent. The Fund may terminate a loan after such notice period as is provided for the particular loan. The Fund will receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund. The Fund also has the option to require non-cash distributions on the loaned securities to be credited to its account. The terms of the Fund's lending arrangement includes provisions to permit the Fund to vote the loaned securities. See also "Risks and Special Considerations."	Loans of Portfolio Securities
The Fund's investment policies permit the Fund to enter into securities lending agreements. Under such agreements, the Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one-third of the Fund's total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned. If the Fund enters into a securities lending arrangement, it is expected that cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent. The Fund may terminate a loan after such notice period as is provided for the particular loan. The Fund would receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund. The Fund would also have the option to require non-cash distributions on the loaned securities to be credited to its account.

Current	Amended
Foreign Investments in Chile
The Central Bank of Chile is responsible for, among other things, monetary policies and for exchange controls in Chile. According to its regulations, contained in the Compendio de Normas de Cambios Internacionales of the Central Bank of Chile, foreign investments must be carried out through Chile's Mercado Cambiario Formal, or the Formal Exchange Market, and reported to the Central Bank of Chile. The Formal Exchange Market includes all commercial banks and certain exchange houses and stock broker dealers authorized by the Central Bank pursuant to Chapter III of the Compendio de Normas de Cambios Internacionales. In accordance with the Central Bank of Chile regulations, foreign currency payments or remittances abroad (outside of Chile) or made with funds held abroad, that correspond to capital, interest, inflation adjustments, profits, dividends or other benefits, must be carried out through the Formal Exchange Market and reported to the Central Bank of Chile. No prior approval is currently required from the Central Bank of Chile to carry out foreign investments or to make remittances abroad, although such transactions must be reported to the Central Bank of Chile after they have been carried out by the Formal Exchange Market entity through which such transactions were made.	N/A

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Foreign investments can be registered with the Foreign Investment Committee under Decree Law No. 600 of 1974 (as amended) ("Decree Law 600"). Decree Law 600 sets forth the general rules applicable to foreign investors and governs new foreign investment in freely convertible currency, which must be made through the Formal Exchange Market, as well as in assets, technology and investment-related credits and capitalized earnings with a right to transfer abroad. The Foreign Investment Committee, acting through its authorized representative on behalf of the Republic of Chile, enters into a contract with each foreign investor (the "Foreign Investment Agreement"), which stipulates, among other rights and obligations, the time period in which the investments must be made. In the case of mining investments, the period is generally eight years; in all others, generally three years. A foreign closed-end fund can apply to the SVS for authorization to operate under Law No. 18,657 as a foreign capital investment fund. A fund so authorized is thus subject to all of the principles and rights established in Decree Law 600, as well as to the specific rules contained in Law No. 18,657. General rules concerning repatriation of capital and earnings are contained in Decree Law 600 and Law No. 18,657. Under either statute, foreign capital funds may remit out of Chile dividends, interest or net realized capital gains at any time. Capital, however, may only be repatriated five years after its entrance into Chile pursuant to Law No. 18,657.

Current	Amended
The Fund, as an approved foreign investment capital fund under Law 18,657 and Decree Law 600, and as it is established in each Foreign Investment Agreement, is authorized to purchase foreign currency in the Chilean foreign exchange markets for the purpose of remitting dividends, interest and net realized capital gains abroad pursuant to investment contracts entered between the Fund and the Republic of Chile. Although there is no undertaking by the Central Bank that there will be willing vendors of foreign exchange, the Fund will be treated the same as all other participants in the foreign exchange market.
Diversification rules under Law No. 18,657 provide that investors such as the Fund may not hold more than 5% of any Chilean issuer's voting stock (subject to an increase to up to 10% for newly-issued shares, including through the exercise of preemptive rights) and not more than 10% of the Chilean Portfolio may be invested in securities issued or guaranteed by any single Chilean issuer (other than securities issued or guaranteed by the Chilean government or by the Central Bank of Chile). Further, at least 80% of the Chilean Portfolio must be invested in shares of Chilean companies or the Chilean government or in debt obligations of Chilean companies or the Chilean government, the maturity of which at the date of purchase exceeds four years, with not less than 60% of the Chilean Portfolio invested in shares of open corporations.
Not more than 40% of the Fund's total portfolio may be invested in securities issued or guaranteed by entities belonging to the same entrepreneurial group. An "entrepreneurial group" is defined as any group of entities where links in respect to their ownership, administration or credit responsibility exist that make it reasonable to assume that the economic and financial performance of its members is guided by or subordinated to the group's common interest or that there are shared financial risks in credits granted to them or in the acquisition of securities issued by them.

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If any of these percentage limitations is exceeded, the SVS will require that the excess be corrected during a specific period of between 60 and 180 days. The excess can be corrected by a sale of the amount of securities causing the limitations to be exceeded, by a purchase of securities of other issuers or by the fluctuation in value of one or more of the Fund's portfolio holdings. Failure to achieve compliance during the applicable time period would result in the Fund becoming subject to regular Chilean tax rates for foreign investors at the end of the period for correcting the excessive investment, as well as to other penalties. The Chilean diversification tests are applied at cost at the time of investment.
Law No. 18,657 provides that the Fund, together with all other foreign capital investment funds subject to that law, may not own in the aggregate, directly or indirectly, more than 25% of the shares issued by any listed or unlisted corporation. Because other funds that are subject to Law No. 18,657 also make investments in Chile, available investment opportunities for the Fund may be reduced, which may adversely affect the Fund's ability to achieve its investment objective and its performance. In order to avoid the risk of having to sell shares at an inopportune time, the Fund will seek to ascertain the extent of holdings by any other foreign capital investment fund subject to Law No. 18,657 prior to making an investment, although this information may not be available or, if available, may not be obtainable on a timely basis.
Should any investment restriction imposed by Law No. 18,657 be removed or liberalized, the Fund reserves the right to invest accordingly, without stockholder approval, except to the extent that such investment conflicts with the Fund's investment objective or its fundamental investment restrictions.

Current	Amended
Except for the diversification rules described above for entities such as the Fund operating under Law No. 18,657, there are generally no percentage limitations on foreign holdings or restrictions applicable to foreign ownership of local enterprises and joint ventures that are not also applicable to Chilean investors. Foreign investors are prohibited, however, from owning television stations and are limited in their ability to own newspaper publishers, other media entities and a limited number of other types of companies. Neither Chilean nor foreign investors may make certain types of investments near the country's borders or engage in uranium mining (except through contracts with the government), and certain other activities require the receipt of a government license. In addition, the Fund has agreed with the Chilean government not to acquire unlisted shares of corporations that are foreign capital investment funds, brokers, stock exchanges or companies that are related to the Chilean administrator for the Fund, BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero ("BTG Pactual Chile," formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero).
The investment adviser intends for the Fund to comply with the diversification limitations and other investment restrictions to which it is subject and believes that, under current market conditions, doing so will not significantly adversely affect the Fund's ability to achieve its investment objective. If the Fund fails to comply with these restrictions after the expiration of the period set forth in the notice of its noncompliance, the tax rate applicable to remittances of amounts exceeding original capital would be lost with respect to subsequent remittances and a tax at a current effective rate up to 35% (determined after taking into account Chilean withholding taxes and tax credits applicable to such withholding tax) on amounts distributed or remitted out of Chile would be imposed on such amounts. If the Fund's favorable tax treatment were forfeited, the Fund nonetheless would continue to be prohibited from repatriating capital out of Chile during the five years after the capital is brought into Chile.

Current	Amended
Risks of Investing in the Fund
General
The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of Chilean securities. An investment in the Fund's Shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.	General
The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's Shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.
Investment and Market Risk
An investment in the Fund's Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.	Investment and Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of stocks as an investment. Also, to the extent that the Fund emphasizes stocks from any given industry, it could be hurt if that industry does not do well.
Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
• corporate earnings;
• production;
• management;
• sales; and
• market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock market around the world.

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Chilean Securities Risk
Because the Fund's investments are primarily in Chilean securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Chile, including fluctuations of Chilean currency versus the U.S. dollar. Like other investors in the Chilean securities markets, the Fund is subject to general economic and political conditions in Chile. The Fund's investing in Chilean securities involves certain considerations not typically associated with investing in the United States, including generally (a) controls on foreign investment and limitations on repatriation of capital invested in Chile; (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of the Chilean securities markets; (c) currency devaluation and other currency exchange rate fluctuations; (d) more substantial governmental involvement in the economy; and (e) political uncertainty and other considerations. More specifically, (1) the Fund may not repatriate capital for five years after investment in Chile except under limited circumstances to pay expenses; (2) there can be no assurance that Chilean inflation might not adversely affect the performance of the Chilean economy or its securities market; (3) governmental and political events in Chile could affect future economic policies, specifically, strengthened or lessened restrictions on and government intervention in international trade and the risk of armed military conflict; (4) the impact on the economy as a result of potential civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest; (5) because of the limited forward market for the purchase of dollars in Chile and the limited circumstances under which the Fund hedges against declines in the value of the Chilean peso generally, the Fund will be adversely affected by Chilean peso devaluations against the U.S. dollar; (6) the Fund's ability to make defensive investments may be limited by the application of repatriation restrictions and requirements to maintain minimum percentages of assets in shares of Chilean companies; and (7) due to differences between U.S. and Chilean accounting, auditing and financial reporting standards, certain material disclosures may not be made by issuers of, and less information may be available to the Fund and other investors investing in, Chilean securities.	—

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The Fund is subject to supervision and regulation by the SVS. Failure by the Fund to comply with diversification or other SVS requirements applicable to the Fund could, in addition to causing the loss of certain favorable Chilean tax treatment for the Fund, result in the assessment of fines by the SVS or other disciplinary actions. Chilean accounting, auditing and financial reporting standards are not identical to United States standards and, therefore, certain material disclosures may not be made by issuers of, and less information may be available to investors investing in, Chilean securities in comparison to United States securities.

Central and South American Regional Economic Risk
The Chilean economy may be affected by the economies of other Central and South American countries. Frequently, high interest rates, economic volatility, inflation, currency devaluations, and high unemployment rates may occur in these economies. These countries may also be subjected to disruptive political or social events. Any event in one country can have a significant effect on this region. Commodities (such as oil, gas, and minerals) represent a significant percentage of the region's exports, and many economies are particularly sensitive to fluctuations in commodity prices.	—

Current	Amended
Emerging Market Risk
The Fund invests primarily in Chilean securities. Chile is considered an "emerging market." The term "emerging market" refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets tend to be more volatile than mature markets, and as a result, the Fund's value could move sharply up or down. The risks that apply to foreign investments are magnified in emerging market investments. The registration and settlement arrangements in emerging markets may be less developed than in more mature markets so the operational risks of investing are higher. Emerging market countries may have less stable governments, more volatile currencies and less established markets than those in more developed countries. Political risks and adverse economic circumstances are more likely to arise.	Developing and Emerging Markets Risk
Investing in the securities of issuers located in developing and emerging market countries (and to a certain extent non-U.S. developed market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.
The economies of individual developing and emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

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Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the U.S. may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.
The legal systems in many developing and emerging market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult to obtain and enforce a judgment in a court outside of the U.S.

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Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

Foreign Securities Risk
Investments in foreign securities that are traded on foreign markets, including Chilean securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the possibility of losses due to currency fluctuations, or to adverse political, economic or diplomatic developments in Chile, including possible increases in taxes. Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States. The Chilean securities market for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets. In addition, the cost to the Fund of buying, selling and holding securities in the Chilean market may be higher than in the United States. Any higher expenses of non-U.S. investing may reduce the amount the Fund can earn on its investments and typically results in a higher operating expense ratio than for investment companies that invest only in the United States. Regulatory oversight of the Chilean securities market may differ from that of U.S. markets. There also may be difficulty in invoking legal protections across borders.	Foreign Securities Risk
Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the investment adviser endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.
Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See "Currency Exchange Rate Fluctuations."

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund's Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.
Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism.
Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country's instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

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China Securities. In addition to the risks listed above under "Developing and Emerging Markets Risk," "Foreign Securities Risk" investing in certain countries, such as China, may present additional risks. The Fund may invest directly or indirectly in Chinese domestic securities markets via various channels, including through institutions that have obtained qualified foreign institutional investor ("QFII") or Renminbi qualified foreign institutional investor ("RQFII") status, within certain investment quotas as approved under and subject to applicable Chinese regulatory requirements, and through the Stock Connect Programs (defined below). Other than risks involved in investments on an international basis and in emerging markets, as well as other risks of investments generally as described within this section which are applicable to investments in China, investors should also note the additional specific risks below.
The Fund may desire to invest directly in Chinese domestic securities markets through the QFII or RQFII scheme. The Fund will be impacted by the rules and restrictions (including rules on investment restrictions, minimum investment holding periods, and repatriation of principal and profits), which may consequently have an adverse impact on the liquidity and/or investment performance of the Fund. The QFII/RQFII Regulations which regulate investments in China are relatively new, novel in nature and may be subject to further revisions in the future. There is no assurance whether future revisions to the QFII/RQFII Regulations or their application may or may not adversely affect a fund's investments in China.

Current	Amended
Investments by the Fund may be made and held through the QFII/RQFII quota granted to an advisory affiliate of the Adviser providing services to the Fund pursuant to the Memorandum of Understanding, Aberdeen Asset Management Asia Limited ("AAMAL"). The QFII/RQFII Regulations apply to QFII/RQFII quotas which may be obtained by AAMAL from time to time for the Fund or other investors as a whole, and not simply to investments made by the Fund. There can be no assurance that AAMAL will be able to obtain access to a sufficient QFII/RQFII quota to meet all proposed investments of the Fund. Should AAMAL lose its QFII/RQFII status, or AAMAL's QFII/RQFII quota be revoked or reduced, the Fund may not be able to invest in QFII/RQFII eligible securities. Likewise, limits on investments in China A-Shares are applied in relation to the QFII/RQFII quota held by AAMAL as a whole. Hence, the ability of the Fund to make investments and/or repatriate monies from AAMAL's QFII/RQFII quota may be affected adversely by the investments, performance and/or repatriation of monies invested by other investors utilizing any additional QFII/RQFII quota obtained by AAMAL in the future.
According to the China regulations and market practice, the securities and cash accounts for a fund in China are to be maintained in the name of "the full name of the license-holder — the name of the Fund". As a result, there is a risk that creditors of AAMAL, as license-holder, may incorrectly assume that the Fund's assets belong to AAMAL and such creditors may seek to gain control of the Fund's assets to meet AAMAL's liabilities owed to such creditors.

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Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Fund.
The Fund may also invest in China through "Stock Connect Programs" (defined below). In recent years, non-Chinese investors, such as the Fund, has been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, "Stock Connect Programs"). Investing in China A shares through Stock Connect Programs may be limited by quota and repatriation restrictions. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.

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Equity Securities Risk
Equity securities, such as common stock, generally represent an ownership interest in a company. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company's bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.
Consistent with its objective, the Fund will invest a substantial portion of its assets in Chilean equity securities. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. The Fund's share price can fall because of weakness in the Chilean market, a particular industry or specific holdings. The Chilean market as a whole can decline for many reasons, including adverse political or economic developments in Chile or elsewhere, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Investments in futures and options, if any, are subject to additional volatility and potential losses.	Equity Risk
The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company's bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Current	Amended
High Yield/Junk Bond Securities Risk
Although the Fund invests principally in Chilean equity securities, it may invest a substantial portion of its assets in Chilean debt securities when AAML believes that it is appropriate to do so in order to achieve the Fund's investment objective of total return. The Fund may invest in Chilean debt securities of any rating, including high-yield securities. Investment in high-yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities, as determined by AAML, are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. If the Fund invests in such securities, your investment in the Fund is subject to the following specific risks:
• increased price sensitivity to changing interest rates and to a deteriorating economic environment;
• greater risk of loss due to default or declining credit quality;
• adverse company-specific events are more likely to render the issuer unable to make interest and/or principal payments; and
• if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.	—

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Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security.
There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.
Inflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's Shares and dividends can decline. Chile historically has had a volatile inflation rate, and if Chile's inflation rate were to enter a period of extreme volatility, the value of the Fund's holdings in Chilean securities would fluctuate correspondingly.	Inflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's Common Stock and dividends can decline.

Current	Amended
Management Risk AAML's judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.	Management Risk AAML's judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.
Conflicts of Interest Risk AAML's advisory fees are based on the lower of the Fund's market value or NAV. Consequently, AAML will likely benefit from an increase in the Fund's net assets resulting from this offering. In addition, a Director who is an "interested person" (as such term is defined under the 1940 Act) of the Fund or the Portfolio Manager of the Fund could benefit indirectly from this offering because of such affiliations. Currently, there are no Directors who are "interested persons" of the Fund.	—
Currency Exchange Rate Fluctuations
To the extent the Fund does not hedge against currency risk, the Fund's equity securities will be subject to the risk that some holdings may lose value because of a decline in the value of the Chilean currency or adverse political or economic events in Chile or elsewhere. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments. The Fund will normally hold almost all its assets in Chilean peso denominated securities, although some assets may be denominated in other foreign currencies. Accordingly, a change in the value of the Chilean peso against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. Such a change may thus decrease the Fund's net asset value.	Currency Exchange Rate Fluctuations
To the extent the Fund does not hedge against currency risk, the Fund's securities will be subject to the risk that some holdings may lose value because of a decline in the value of the foreign currency or adverse political or economic events in such foreign country or elsewhere. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments. The Fund will normally hold many of its assets in foreign currencies. Accordingly, a change in the value of a foreign currency in which the Fund hold securities against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. Such a change may thus decrease the Fund's net asset value.

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In addition, although most of the Fund's income will be received or realized primarily in Chilean pesos, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the Chilean peso declines after the Fund's income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of Chilean pesos required to be converted into U.S. dollars in order to pay those expenses will be greater than the Chilean peso equivalent of those expenses at the time they were incurred. Similar effects may result from the Fund's investments that are denominated in other foreign currencies.
Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders' cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.	The currencies of developing and emerging markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some developing and emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing and emerging markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). Even though the currencies of some developing and emerging markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
In addition, although much of the Fund's income will be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the foreign currency declines after the Fund's income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of the foreign currency required to be converted into U.S. dollars in order to pay those expenses will be greater than the foreign currency equivalent of those expenses at the time they were incurred.

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Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders' cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.

Liquidity Risk
It may be difficult for the Fund to buy and sell significant amounts of Chilean securities without an unfavorable impact on prevailing market prices. Trading on the Santiago Stock Exchange, Chile's principal stock exchange, is not as active as trading on the NYSE MKT or other major stock exchanges in the United States. Consequently, larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market prices of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The Fund may also have difficulty purchasing securities in companies in which the Fund would otherwise invest. Investment of the Fund's capital in securities that are less actively traded or that over time experience decreased trading volume may restrict the Fund's ability to take advantage of other market opportunities.	Illiquid Securities Risk
The Fund may invest in illiquid securities. An illiquid security is generally any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale ("restricted securities") or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause the Fund's investments in illiquid securities to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

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The Fund may purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of the Fund.
The Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund's procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions.
Net Asset Value Discount
Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund cannot predict whether its Shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.	Net Asset Value Discount
Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund cannot predict whether its Shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

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Market Discount Risk
The Fund's common stock may trade at a discount relative to NAV. Common shares of closed-end investment companies, including the Fund, frequently trade at prices lower than their NAV, but in some cases trade above NAV. The provisions of the 1940 Act require, as a condition to the completion of an offering, that the public offering price of the shares of common stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund's common stock (calculated within 48 hours of pricing). An investor who buys the Fund's common stock in an offering at a price that reflects a premium to NAV may experience a decline in the market value of the shares of common stock independent of any change in the NAV. Whether stockholders will realize a gain or loss upon the sale of the Fund's shares of common stock depends upon whether the market value of the shares at the time of sale is above or below the price the stockholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Fund's shares of common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of common stock will trade at, below or above NAV, or below or above the public offering price for the shares of common stock. Any substantial dispositions or acquisitions of common stock by large shareholders of the Fund could affect the supply or demand for, and possibly the market price of, the common stock. The Fund's common stock is designed primarily for long-term investors, and you should not purchase shares of common stock if you intend to sell them shortly after purchase.	Market Discount Risk
The Fund's common stock may trade at a discount relative to NAV. Common shares of closed-end investment companies, including the Fund, frequently trade at prices lower than their NAV, but in some cases trade above NAV. The provisions of the 1940 Act require, as a condition to the completion of an offering, that the public offering price of the shares of common stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund's common stock (calculated within 48 hours of pricing). An investor who buys the Fund's common stock in an offering at a price that reflects a premium to NAV may experience a decline in the market value of the shares of common stock independent of any change in the NAV. Whether stockholders will realize a gain or loss upon the sale of the Fund's shares of common stock depends upon whether the market value of the shares at the time of sale is above or below the price the stockholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Fund's shares of common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of common stock will trade at, below or above NAV, or below or above the public offering price for the shares of common stock. Any substantial dispositions or acquisitions of common stock by large shareholders of the Fund could affect the supply or demand for, and possibly the market price of, the common stock. The Fund's common stock is designed primarily for long-term investors, and you should not purchase shares of common stock if you intend to sell them shortly after purchase.

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Non-Diversified Status
The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a "diversified" management investment company under the 1940 Act. The Fund, however, is subject to Chilean laws limiting investments in a single issuer and intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.	Non-Diversified Status
The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a "diversified" management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.
Unlisted Securities Risk
The Fund may invest up to 20% of the Chilean Portfolio in unlisted Chilean securities. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities timely and at a desirable price. If not listed, such securities could nonetheless be resold in privately negotiated transactions, although the price may be lower and the time to dispose of the security may take considerably longer than for listed securities and the sale price may be lower than the price paid by the Fund. Unlisted securities are not subject to the disclosure and other investor protection requirements of Chilean law applicable to listed securities.	Private Placements and Other Restricted Securities Risk
Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 ("1933 Act"), such as unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S ("Regulation S Securities").
Private placements may offer attractive opportunities for investment not otherwise available on the open market.

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Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.
Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.
Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund's illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid securities

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Anti-Takeover Charter Provisions
The Fund's Articles of Incorporation and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for conversion of the Fund to an open-end investment company or certain merger, asset sale or similar transactions. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices.	Anti-Takeover Charter Provisions The Fund's charter and by-laws contain several provisions that may be regarded as "anti-takeover" because they have the effect of maintaining continuity of management.
Market Disruption Risk
Certain events have had a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. In addition, the global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. The withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. The Fund cannot predict the effects of similar events in the future on the markets or economy of Chile or other countries and this market environment could make identifying investment risks and opportunities especially difficult for the investment adviser.	Market Disruption Risk
Certain events have had a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. In addition, the global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. Subsequently, the Federal Reserve terminated certain of its market support activities. The withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. The Fund cannot predict the effects of similar events in the future on the markets or economy of the countries or regions in which the Fund invests or the market environment could make identifying investment risks and opportunities especially difficult for the Fund's investment adviser.

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In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.
Tax Risk The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the IRS or the Chilean IRS. It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with the Chilean tax requirements applicable to foreign investors, if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS or by the Chilean IRS.	—
Repurchase Agreements Risk
Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund's ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.	Repurchase Agreements Risk
Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund's ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

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Securities Lending Risk
In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.	Securities Lending Risk
In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.
Foreign Custody
The Fund's custodian generally holds the Fund's non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories — generally in Chile. Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund's ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.	Foreign Custody
The Fund's custodian generally holds the Fund's non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories. Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund's ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.
—	Convertible Securities Risk
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

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—	Country/Regional Focus Risk
Focusing on a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.
—	Depositary Receipts
Depositary receipts typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depositary Receipts ("ADRs") are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
—	Event Risk
Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer's debt. Added debt may significantly reduce the credit quality and market value of an issuer's bonds.

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—	Leverage Risk
The Fund intends to use leverage as part of its investment strategy through borrowing from a credit facility. The Fund is not permitted to incur indebtedness unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund. The Fund may also enter into certain transactions that create leverage, such as reverse repurchase agreements, which are not subject to the asset coverage requirements set out above so long as the Fund establishes in a segregated account cash or other liquid securities equal to the Fund's obligations in respect of such transactions or enters into other transactions offsetting the Fund's obligations in respect to such transactions.
The Fund may engage in leverage through the issuance of preferred stock. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term "asset coverage" for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the

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aggregate of the involuntary liquidation preference of the preferred stock. The involuntary liquidation preference refers to the amount to which the preferred stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to it. Leverage involves certain additional risks, including that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund's investment manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies; however, because the Fund's use of leverage is expected to be relatively modest and the Fund generally is not expected to engage in derivatives transactions, the Fund's investment manager currently does not believe that such restrictions would significantly impact its management of the Fund.

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—	Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.
—	Preferred Stock
The Fund may invest in preferred stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.
—	Sector Risk
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
—	Small-Cap Securities Risk
In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

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—	Valuation Risk
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders are not be able to purchase or sell the Fund's shares on the NYSE American.

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Fundamental Investment Restrictions
The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.
The Fund may not:
1. Invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States government securities.
2. Issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings; provided that the Fund may borrow from a bank an amount not exceeding 33 1/3% of its total assets (not including the amount borrowed) for the purpose of (a) obtaining amounts necessary to make distributions for qualification as a registered investment company or to avoid imposition of an excise tax under United States tax laws and (b) to pay Fund expenses outside Chile, and not for the purpose of leveraging. Additional investments may not be made when borrowings exceed 5% of the Fund's total assets.	The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.
The Fund may not:
1. Invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States government securities.
2. The Fund may not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
3. Lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States or Chile consistent with the Fund's investment policies.
4. Make short sales of securities or maintain a short position in any security.
5. Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

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3. Lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States or Chile consistent with the Fund's investment policies.
4. Make short sales of securities or maintain a short position in any security.
5. Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.
6. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.
7. Purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.	6. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.
7. Purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.
In addition to the foregoing restrictions, the Fund is subject to investment limitations, portfolio diversification requirements and other restrictions imposed by certain emerging countries in which it invests.

www.cef.aberdeen-asset.us

[_______]

FORM OF PROXY CARD FOR ANNUAL MEETING

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [________] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [________] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1735 Market Street, 32nd Floor Philadelphia, PA 19103 on January 19, 2018

Please detach at perforation before mailing.

PROXY	ABERDEEN CHILE FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 19, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Chile Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Lucia Sitar, Megan Kennedy and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Chile Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Friday, January 19, 2018, at 9:30 a.m. Eastern time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: [________] VOTE VIA THE TELEPHONE: [________]

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

CHA_29445_110317

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Chile Fund, Inc.

Shareholders Meeting to Be Held on Friday, January 19, 2018, at 9:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenCH.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated [December 11, 2017] and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:       X

 A      Proposals       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSAL.

1.           To elect the nominees below to the Board of Directors of the Fund.

		FOR	AGAINST	ABSTAIN
01. Nancy Yao Maasbach	(Class I Director to serve for a term expiring in 2021)	☐	☐	☐
02. C. William Maher	(Class II Director to serve for a term expiring in 2019)	☐	☐	☐
03. Rahn Porter	(Class I Director to serve for a term expiring in 2021)	☐	☐	☐

 B     Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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FORM OF PROXY CARD FOR SPECIAL MEETING

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [________] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [________] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1735 Market Street, 32nd Floor Philadelphia, PA 19103 on January 19, 2018

Please detach at perforation before mailing.

PROXY	ABERDEEN CHILE FUND, INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 19, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Chile Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Lucia Sitar, Megan Kennedy and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Chile Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on Friday, January 19, 2018, at 10:00 a.m. Eastern time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals.

VOTE VIA THE INTERNET: [________] VOTE VIA THE TELEPHONE: [________]

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Chile Fund, Inc.

Shareholders Meeting to Be Held on Friday, January 19, 2018, at 10:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenCH.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated [December 11, 2017] and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:       X

 A      Proposals      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Fund’s Articles of Incorporation to increase the total number of shares of capital stock.	☐	☐	☐
2. To approve the issuance of additional shares of common stock of the Fund in connection with the reorganizations of certain other closed-end funds into the Fund.	☐	☐	☐
3. To approve the elimination of the Fund’s fundamental investment policy to invest primarily in Chilean equity and debt securities.	☐	☐	☐
4. To approve an amendment to the Fund’s fundamental investment restriction regarding borrowing to allow the Fund to use leverage for investment purposes.	☐	☐	☐
5. To approve an amendment to the Fund’s investment advisory agreement to provide that fees payable thereunder will be calculated at a lower annual rate based solely on net assets.	☐	☐	☐

 B     Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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